                                                                     Exhibit 4.5



                                LICENCE AGREEMENT
                                       FOR
                         NATIONAL LONG DISTANCE SERVICE

                       LICENCE NUMBER: 10-50/2001-BS-I(3)

                                LICENCE AGREEMENT
                                -----------------

This AGREEMENT is made on the 08th day of February (month) 2002 (year) on behalf of and between the President of India acting through Shri Ram Krishna (Name), Director (BS), Department of Telecommunications (DOT), Government of India, Sanchar Bhavan, 20 Ashoka Road, New Delhi - 110 001 (hereinafter called the LICENSOR) of the FIRST PARTY

                                       AND

M/S VIDESH SANCHAR NIGAM LIMITED, a company registered under the Companies Act 1956, having its registered office at MG Road, Fort Mumbai - 400 001 acting through Shri Satish Gopal Ranade, Company Secretary the authorized signatory
        -------------------------------------------
(hereinafter called the LICENSEE which expression shall, unless repugnant to the context, include its successor in business, administrators, liquidators and assigns or legal representatives) of the SECOND PARTY.

WHEREAS, by virtue of the provisions of Section 4 of the Indian Telegraph Act 1885, the LICENSOR has privilege to grant Licence and the LICENSEE is desired to have the LICENCE to install, operate and maintain NATIONAL LONG DISTANCE (NLD) SERVICE NETWORK, hereinafter called "NLD Service Network", and to provide NATIONAL LONG DISTANCE SERVICE, hereinafter called `NLD Service' within territorial boundaries of India.

AND WHEREAS in pursuance to the said desire of the LICENSEE, the LICENSOR has agreed to grant NATIONAL LONG DISTANCE SERVICE LICENCE to the

LICENSEE to install, operate and maintain NATIONAL LONG DISTANCE (NLD) SERVICE on the terms and conditions appearing hereinafter.


NOW THIS AGREEMENT WITNESSETH AS FOLLOWS:

1. In consideration of the payment of Entry fee and due performance of all the terms and conditions mentioned in SCHEDULE-I annexed hereto, on the part of the LICENSEE, the LICENSOR does, hereby grant, under section 4 of the Indian Telegraph Act, 1885, on a non-exclusive basis, this LICENCE to install, operate and maintain the NLD Service Network and provide NLD Services within the territorial boundaries of the country.

2. Subject to clause (1) herein above, the LICENCE hereby granted will remain valid for 20 (Twenty) years from the Effective Date unless revoked earlier.

3. The LICENSEE hereby agrees and unequivocally undertakes to fully comply with all the terms and conditions stipulated in this LICENCE Agreement and without any deviation or reservation of any kind.

4. Unless otherwise mentioned or appearing from context, the Guidelines issued in respect of National Long Distance Service including the application form attached therewith, shall form part and parcel of this agreement. Provided that in case of conflict or inconsistency on any issue relating to this LICENCE Agreement, the terms set out in the body of this agreement with schedule annexed thereto shall prevail.

5. Effective Date of the LICENCE shall be the date on which the LICENCE is signed.

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed through their respective authorized representatives on the 08th (day) February
                                                           ----       --------
(month), 2002 (year).


Signed, for and on behalf                  Signed on behalf of M/S. VIDESH
of the President of India                  SANCHAR NIGAM LIMITED by Mr. Satish
                                           Gopal Ranade, Company Secretary,
                                           Authorised Signatory authorised in
Signed by Mr. Ravi Krishna, Director,      Accordance with the Resolution
DoT, New Delhi.                            No.         dt. 02.09.1987
Stamped                                       ---------
                                           Passed by the resolution of Board
                                           of Directors.
                                           Signed by Mr. Satish G Ranade,
                                           Company Secretary,
                                           Stamped


IN PRESENCE OF;

1.
Signature          Sd/-
Name               M.S. Shamsi
Occupation         Section Officer (BS-1)
Address            Room-1119, Sanchar Bhawan
                   20-Ashoka Road
Place              New Delhi - 110 001

2.
Signature          Sd/-
Name               G. PALANIAPPAN
Occupation         Senior General Manager
Address            Videsh Sanchar Nigam Limited
Place              New Delhi - 110 001.


                                  SCHEDULE - I
                              TERMS AND CONDITIONS

1.   OWNERSHIP OF THE LICENSEE COMPANY

1.1 The LICENSEE shall ensure that the total foreign equity in the LICENSEE Company does not, at any time during the entire LICENCE period, exceed 49% of the total paid up equity. The details of the Indian & Foreign promoters with their respective equity holdings in the LICENSEE company as disclosed on the date of signing of the LICENCE AGREEMENT, are as follows:

--------------------------------------------------------------------------------
S.N    NAME OF THE PROMOTER       INDIAN/    PERCENT OF           NETWORTH
                                  FOREIGN    PAID UP EQUITY
--------------------------------------------------------------------------------
 1.    Promoters/Central Govt.    Indian          52.97
       including Nominees of
       President of India
--------------------------------------------------------------------------------
 2.    As per Attachment             1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

1.2 There shall be no change in the Indian and Foreign promoter(s) or their equity participation unless permitted by the LICENSOR in the interest of Service.

1.3 The LICENSEE shall have a minimum paid up equity capital of Rs.250 Crores, on the date of application.

1.4 The promoters of LICENSEE company shall have a combined net worth of Rs.2500 crores and the net worth of only those promoters shall be counted who have at least 10% equity stake in the total equity of the LICENSEE company.

1.5 The LICENSEE may, with prior written consent of the LICENSOR, replace a promoter(s) by another promoter(s) of equal or more net worth.


2.   SCOPE OF THE LICENCE

2.1 This LICENCE is granted to provide SERVICE as defined in Para 2.2 of this LICENCE Agreement on a non-exclusive basis and others can also be granted LICENCE for the same SERVICE.

     Provided always that the LICENSOR, of its own or through a designated Authority, has a right to operate the SERVICE anywhere in India.

2.2 (a) The NLD Service means picking up, carriage and delivery of switched bearer telecommunication service over a long distance network i.e., a network connecting different Short Distance Charging Areas (SDCAs). However, for the present LICENCE, the LICENSEE will only pick up, carry and deliver Inter-Circle traffic which goes outside or across from one circle to another, from and to the network of Access Providers, excluding purely intra-circle traffic except when such pick up, carriage and delivery is by way of mutual agreement with Basic Service Provider in accordance with their respective agreed terms.

(b) The LICENSEE can also make mutually agreed arrangements with Basic Service Providers for picking up, carriage and delivery of the traffic from different legs between Long Distance Charging Center (LDCC) and Short Distance Charging Centers (SDCCs).

(c) In the case of Cellular Mobile Telephone Service provider, the inter-circle traffic shall be handed/taken over at the Point of Presence (POP) situated in LDCA at the location of originating/terminating Gateway Mobile Switching Center
(MSC) or Mobile Switching Center in a circle.

(d) The LICENSEE shall be required to make own suitable arrangements/agreements for leased lines with the Access Providers for last mile.

NOTE: The list of different Telecom Circles for the purposes of this LICENCE, which can be modified from time to time for the reasons of reorganization of territorial jurisdiction or administrative convenience, is annexed as Annexure-III.

2.3 It is obligatory upon the LICENSEE to provide the above stated SERVICE of good standard by establishing a state-of-the-art digital network.


3.   DURATION OF LICENCE
3.1  This LICENCE shall come into force on 08.02.2002 (hereinafter called the
                                           ----------
Effective Date of the LICENCE) and shall be valid for a period of 20 years.


4.   EXTENSION OF LICENCE
4.1 The LICENSOR may extend, if deemed expedient, the period of LICENCE, by 10 years at one time, upon request of the LICENSEE, if made during 19th year of the LICENCE period.


5.   FEES PAYABLE
5.1 The LICENSEE shall pay one time Entry Fee of Rs.100 crores which shall be non-refundable, before the signing of the LICENCE. In addition thereto, four Bank Guarantees (BG) of Rs.100 crores each shall be given, before signing of the LICENCE, which shall be released on completion of each phase of roll out i.e. fulfilling the network Roll out obligations by establishing Point of Presence in Long Distance Charging Areas (LDCAs) as specified in clause 9.2 of this LICENCE Agreement in the manner described below:-

  i.    Completion of phase I      Rs.100 Crores
 ii.    Completion of Phase II     Rs.100 Crores
iii.    Completion of Phase III    Rs.100 Crores
 iv.    Completion of Phase IV     Rs.100 Crores

     Each phase described above shall be taken as an independent obligation unconnected with other. Any shortfall below the percentage of network coverage - Phase I, II, III & IV will result in encashment & forfeiture of the particular BG relatable to that phase. The decision of the LICENSOR shall be final in this regard.

5.2 In addition to the Entry Fee described above, the LICENCE FEE in the form of Revenue Share @ 10% (cap) plus prescribed contributions from time to time by the LICENSOR towards the Universal Service Obligation Fund (hereinafter called USO fund) with a total cap of 15% of the annual Revenue Share is payable. Provisionally at present rate of USO is 5% of the Revenue for this LICENCE.

5.3 Provided that as part of the compensation package in lieu of likely losses on account of preponement of de-monopolisation, Government would reimburse a sum equivalent to Entry Fee and annual revenue share as Licence Fee, net of taxes for a period of five years with effect from April 2001. In addition, Government will not insist upon performance bank guarantee of Rs.400/- crores so long as VSNL retains Public Sector Undertaking (PSU) character.

5.4 Provided further that the fee/royalty shall be separately paid in addition by the LICENSEE for the use of spectrum and also for possession of wireless telegraphy equipment as per the details prescribed by Wireless Planning & Coordination Wing (WPC) which depends upon various factors such as frequency, hop and link length, area of operation and other related aspects.


6.   SCHEDULE OF PAYMENT OF ANNUAL LICENCE FEE AND OTHER DUES
6.1 For the purposes of the LICENCE Fee at 5.2 above, the Ist year shall end on 31st March following the date of commencement of the LICENCE Agreement and the LICENCE fee for the First year shall be determined on a pro-rata basis for the actual duration of the "year". From second year onwards, the year shall be of twelve English calendar months from 1st of April to the 31st of March for payment of LICENCE fee.

EXPLANATION: The LICENCE fee for the last quarter of the first year and of the last year of the LICENCE will be computed with reference to the actual number of days after excluding the earlier quarters, each being of three months.

6.2 LICENCE fee shall be payable in four quarterly installments during each financial year. Each Quarterly installment shall be paid in advance within 15 days of the commencement of that quarter. This Fee for each quarter shall be paid by the LICENSEE on the basis of own assessment of revenue (on accrual basis) for the current quarter subject to a minimum payment of the actual revenue of the previous quarter, duly certified with an affidavit by a representative of the LICENSEE authorized by the Board Resolution. However, the LICENSEE shall pay the LICENCE fee for the first quarter for the first year of payment on the basis of the expected revenue from the SERVICE in the first quarter.

6.3 The quarterly payment shall be made together with a STATEMENT in the prescribed form given in ANNEXURE-A, showing the computation of revenue and LICENCE fee payable for the previous quarter. The aforesaid STATEMENT of each year shall be required to be audited by the Auditors (hereinafter called LICENSEE'S Auditors) of the LICENSEE appointed under Section 224 of the Companies' Act, 1956. The report of the Auditor should be in prescribed form given in ANNEXURE-B.

6.4 The LICENSEE shall adjust and pay the difference between the advance payment made and actual amount payable (on accrual basis) of the previous quarter, along with the advance payment for the current quarter.

6.5 Any delay in payment of LICENCE fee, or any other dues payable under the LICENCE beyond the stipulated period will attract interest at a rate which will be 5% above the Prime Lending Rate (PLR) of State Bank of India prevalent on the day the payment became due. The interest shall be compounded monthly and a part of the month shall be reckoned as a full month for the purposes of calculation of interest.

6.6 Final adjustment of the LICENCE fee for the year shall be made on or before 30th June of the following year based on the Gross Revenue Figures duly certified by the AUDITORS of the LICENSEE in accordance with the provision of Companies' Act, 1956.

6.7 A reconciliation between the figures appearing in the quarterly statements with those appearing in annual accounts shall be submitted along with a copy of the published annual accounts and audit report, within 7 (seven) days of the date of signing of the audit report. The annual financial account and the statement as prescribed in condition no. 6.3 shall be prepared following the norms as prescribed in ANNEXURE-C.

6.8 In case, the total amount paid on the self assessment of the LICENSEE as quarterly LICENCE Fee for the 4 (four) quarters of the financial year, falls short by more than 10% of the payable LICENCE fee, it shall attract a penalty of 150% of the entire amount of short payment. This amount of short payment along with the penalty shall be payable within 15 days of the date of signing the audit report on the annual accounts, failing which interest shall be further charged per terms of Condition 6.5. However, if such short payment is made good within 60 days from the last day of the financial year, no penalty shall be levied.

6.9 The Fee/royalty described at 5.3 above shall be payable at such time(s) and in such manner as the WPC Cell of the Ministry of Communications may prescribe from time to time.

6.10 All sums becoming due and payable as mentioned in this LICENCE Agreement shall be paid by the LICENSEE through a demand draft or Pay Order payable at New Delhi, drawn on any Scheduled Bank, in favour of the Pay & Accounts Officer
(HQ), DOT or any other Authority if so designated by LICENSOR.

6.11 The LICENSOR, to ensure proper and correct verification of revenue share paid, can, if deemed necessary, modify, alter, substitute and amend whatever stated in conditions No. 6.3, 6.7, 8.5 and 8.6 of the Schedule I hereinbefore and hereinafter written.


7.   FINANCIAL CONDITIONS

     FINANCIAL BANK GUARANTEE

7.1 The LICENSEE shall submit a Financial Bank Guarantee (FBG), valid for one year, from any scheduled bank in India or from any Indian Public Financial Institution (IPFI), which is authorised by the appropriate authority to issue the FBG, in the prescribed Performa annexed. The amount of FBG shall be equivalent to the estimated sum payable annually towards the LICENCE fee and other dues not otherwise securitised. The amount of FBG shall be subject to periodic review by the LICENSOR. Initially, the financial bank guarantee shall be for an amount of Rs.20 crores (Rupees Twenty crores) which shall be submitted on or before one year after the date of signing the LICENCE agreement or prior to the commencement of service whichever is earlier. The service shall not be permitted to be commenced unless the FBG is subject.

7.2 The fees and royalties for the use of spectrum and also for possession of Wireless Telegraphy equipment shall be separately securitised by furnishing FBG in the Performa annexed of equal amount valid for a period of one year renewable from time to time till final clearance of all such dues.

7.3 The LICENSEE, on its own, shall extend the validity period of the Financial Bank Guarantee for similar terms at least one month prior to date of its expiry without any demand or notice from the LICENSOR on year to year basis. Any failure to do so, shall amount to violation of the terms of the LICENCE and entitle the LICENSOR to encash the Financial Bank Guarantee and to convert into a cash security without any reference to the LICENSEE at his risk and cost. No interest or compensation whatsoever shall be payable by the LICENSOR on such encashment.

7.4 Without prejudice to its rights of any other remedy, LICENSOR may encash FBG in case of any breach in terms & conditions of the LICENCE by the LICENSEE.

7.5 Provided that since the LICENCSOR has agreed as per the provisions of clause 5.3 above to reimburse revenue share as licence fee payable by LICENSEE net of taxes for a period of five years with effect from April 2001, the LICENSEE shall be exempted from the obligations of submitting FBG till April, 2006.

8.   PREPARATION OF ACCOUNTS

8.1 The LICENSEE will draw, keep and furnish independent accounts for the SERVICE and shall fully comply orders, directions or regulations as may be issued from time to time by the LICENSOR or TRAI as the case may be.


8.2  The LICENSEE shall be obliged to:

a) Compile and maintain accounting records, sufficient to show and explain its transactions in respect of each completed quarter of the LICENCE period or of such lesser periods as the LICENSOR may specify, fairly presenting the costs (including capital costs), revenue and financial position of the LICENSEE's business under the LICENCE including a reasonable assessment of the assets employed in and the liabilities attributable to LICENSEE's business, as well as, for the quantification of Revenue or any other purpose.

b) Procure in respect of each of those accounting statements prepared in respect of a completed financial year, a report by the LICENSEE's Auditor in the format prescribed by the LICENSOR, stating inter-alia whether in his opinion that statement is adequate for the purpose of this condition and thereafter deliver to the LICENSOR a copy of each of the accounting statements not later than two months after the end of the period to which they relate.

c) Send to the LICENSOR a certified statement sworn on an affidavit, by authorized representative of the company, containing full account of Revenue earned from the SERVICE for each quarter separately along with the payment for the following quarter.

8.3 (a) The LICENSOR or the TRAI, as the case may be, shall have a right to call for and the LICENSEE shall be obliged to supply and provide for examination any books of accounts that the LICENSEE may maintain in respect of the business carried on to provide the service(s) under this LICENCE at any time without recording any reasons thereof.

(b) The LICENSEE shall invariably preserve all billing and all other accounting records (electronic as well as hard copy) for a period of three years from the date of publishing of duly audited & approved Accounts of the company and any dereliction thereof shall be treated as a material breach independent of any other breach, sufficient to give a cause for cancellation of the LICENCE.

8.4 The records of the LICENSEE will be subject to such scrutiny as may be prescribed by the LICENSOR so as to facilitate independent verification of the amount due to the LICENSOR as its share of the revenue.

8.5 The LICENSOR may, on forming an opinion that the statements or accounts submitted are inaccurate or misleading, order Audit of the accounts of the LICENSEE by appointing auditor at the cost of the LICENSEE and such auditor(s) shall have the same powers which the statutory auditors of the company enjoy under Section 227 of the Companies Act, 1956. The remuneration of the Auditors, as fixed by the LICENSOR, shall be borne by the LICENSEE.

8.6 The LICENSOR may also get conducted a "Special Audit" of the LICENSEE company's accounts/records by "Special Auditors", the payment for which at a rate as fixed by the LICENSOR, shall be borne by the LICENSEE company. This will be in the nature of auditing the audit described in para 8.5 above. The Special Auditors shall also be provided the same facility and have the same powers as of the companies auditors as envisaged in the Companies Act, 1956.

8.7 The LICENSEE shall be liable to prepare and furnish the company's annual financial accounts according to the accounting principles prescribed (Annexure-C) and the directions given by the LICENSOR or the TRAI, as the case may be, from time to time.


9.   DELIVERY OF SERVICE

9.1 The LICENSEE shall intimate the LICENSOR of commencement of SERVICE within 15 days of such commencement.

9.2 The LICENSEE undertake to fulfil the following minimum network roll out obligations:

------------------------------------------------------------------------------------
                                   Cumulative percentage
                    Time           of National Coverage
                    Period         at the LDCA level         Cumulative percentage
                    (From the      where point of            of Coverage of
                    Effective      Presence has to be        uneconomic and
Phase               Date)          established               remote areas
------------------------------------------------------------------------------------
I                   2 Years        15                        2
------------------------------------------------------------------------------------
II                  3 Years        40                        4
------------------------------------------------------------------------------------
III                 4 Years        80                        7
------------------------------------------------------------------------------------
IV                  7 Years        100                       All
------------------------------------------------------------------------------------

     The details of Long Distance Charging Areas (LDCAs) to be covered in each phase including the list of uneconomic and remote areas in the network roll-out of the LICENSEE are given in Annexure-II (to be provided by the LICENSEE) whereas the list of LDCAs is annexed at Annexure-IV and the list of remote and uneconomic areas is also annexed at Annexure-V.

NOTE: Provided always that LICENSOR may modify the list of LDCAs on the basis of reorganization/bifurcations of States/LDCAs/Districts etc.

10.  REQUIREMENT TO FURNISH INFORMATION TO THE LICENSOR AND TRAI

10.1 The LICENSEE shall be obliged to furnish all information to the LICENSOR as may be called upon from time to time. The LICENSEE shall also submit information to TRAI as per any order or direction or regulation issued from time to time under the provisions of TRAI Act, 1997 or any amended or any modified statute.

10.2 The LICENSEE shall disclose complete details of terms and conditions, and obligations under all contracts entered into with Infrastructure Providers and other LICENCED Service Providers on sharing of infrastructure/backbone for the provision of SERVICE, or any change thereof, within 15 days of entering into such contracts etc. and shall also provide the authenticated copies of all such contracts within such period.

10.3 The LICENSEE shall, in no case, permit connectivity or similar type of service to any other person or erstwhile LICENSEE (including those Other Service Providers who do not require LICENCE under section 4 of the Indian Telegraph Act, 1885) whose LICENCE is either terminated or suspended or not in operation at given point of time. In the event of any connectivity allowed beforehand, then the LICENSEE shall be obliged to disconnect or sever connectivity immediately without loss of time and further, upon receipt of any reference from the LICENSOR in this regard, disconnection shall be made effective within an hour of receipt of such reference. The LICENSEE shall keep the LICENSOR indemnified from any claim of such Telecom Service Provider or third party. On the question of disconnectivity the decision of the LICENSOR shall be final.


11.  RESTRICTIONS ON TRANSFER OF LICENCE

11.1 The LICENSEE shall not, without the prior written consent as described below, of the LICENSOR, either directly or indirectly, assign or transfer this LICENCE in any manner whatsoever to a third party or enter into any agreement for sub-LICENCE and/or partnership relating to any subject matter of the LICENCE to any third party either in whole or in part i.e. no sub-leasing/partnership/ third party interest shall be created. Provided that the LICENSEE can always employ or appoint agents and employees.

11.2 The written consent permitting transfer or assignment of the LICENCE may be granted by the LICENSOR in accordance with the terms and conditions, and procedures described in Tripartite Agreement if duly executed amongst LICENSOR, LICENSEE and LENDERS.


12.  MODIFICATIONS IN THE TERMS AND CONDITIONS OF LICENCE

12.1 The LICENSOR reserves the right to modify at any time the terms and conditions of the LICENCE, if in the opinion of the LICENSOR it is necessary or expedient to do so in public interest or in the interest of the security of the State or for the proper conduct of SERVICE. The decision of the LICENSOR shall be final in this regard.


13.  SUSPENSION, REVOCATION OR TERMINATION OF LICENCE

13.1 The LICENSOR reserves the right to suspend the operation of this LICENCE in whole or in part, at any time, if, in the opinion of the LICENSOR, it is necessary or expedient to do so in public interest or in the interest of the security of the State or for the proper conduct of SERVICE. LICENCE Fee payable under condition No. 5.2 to the LICENSOR will not be required to be paid for the period for which the operation of this LICENCE is suspended in whole.

     Provided that the LICENSOR shall not be responsible for any damage or loss caused or arisen out of aforesaid action. Provided further that the suspension of the LICENCE will not be a cause or ground for extension of the period of the LICENCE.

13.2 The LICENSOR may, without prejudice to any other remedy available to it for the breach of any conditions of LICENCE, by a written notice of 30 days issued to the LICENSEE at its registered office, terminate this LICENCE under any of the following circumstances:

If the LICENSEE:

     a) fails to commission or deliver the SERVICE within the time period(s) specified in the LICENCE.

     b) fails to perform any obligation(s) under the LICENCE including remittance of timely payments of fee and other dues due to the LICENSOR;

     c) fails to rectify, within the time prescribed, any defect as may be pointed out to the LICENSEE by the LICENSOR.

     d) goes in liquidation or ordered to be wound up.

     e) is recommended by TRAI for termination of LICENCE for non compliance of the terms and conditions of the LICENCE.

13.3 The LICENSEE may surrender the LICENCE by giving notice of at least 60 days in advance. In that case the LICENSEE shall also notify all its subscribers of consequential withdrawal of SERVICE by sending a 30 days notice to each of them. The LICENSEE shall pay all fees payable by it till the date on which the surrender of the LICENCE becomes effective.

13.4 It shall be the responsibility of the LICENSEE to maintain the Quality Of Service even during the period when notice for surrender of LICENCE is pending and if the Quality of Service is not maintained during the notice period, it shall be treated as material breach of liable for termination.

13.5 The LICENSOR reserves the right to revoke the LICENCE at any time in the interest of public by giving a notice of 60 days from the receipt of such notice.

13.6 The LICENSOR reserves the right to take over the entire services, equipments and networks of the LICENSEE or revoke/terminate/suspend the LICENCE in the interest of public or national security or in the event of national emergency/war or low intensity conflict or similar type of situations. Further the LICENSOR reserves the right to keep any area out of the operation zone of the SERVICE if implications of security so require.


14.  ACTIONS PURSUANT TO TERMINATION OF LICENCE

14.1 If under the LICENCE Agreement, an event occurs which entitle the LICENSOR to terminate the LICENCE Agreement, the LICENSOR shall proceed in accordance with the terms and conditions provided in the Tripartite Agreement wherever such agreement is executed and signed. In cases where no such agreement is signed the action will be taken as per the clauses given below.

14.2 Whenever the LICENCE is terminated or not extended, the LICENSOR may, in order to ensure the continuity of SERVICE, issue LICENCE to another Indian Company for running the SERVICE. In such a circumstance, the LICENSOR may issue LICENCE to a new company who has entered into an agreement with the outgoing LICENSEE for taking over the latter's network and assets on the mutual agreed terms amongst them. However, this shall not be interpreted to fasten any liability of payment or otherwise on the LICENSOR.

14.3 The issuance of aforesaid LICENCE shall be taken as a re-issuance of old LICENCE on the old/already settled terms and conditions for the un-expired period.

14.4 On termination or surrender or expiry of the LICENCE The Financial Bank Guarantees shall be released to the LICENSEE only after ensuring clearance of all dues which the LICENSEE is liable to pay. In case of failure of the LICENSEE to pay the amounts due to the LICENSOR, the outstanding amounts shall be realised through encashment of the Financial Bank Guarantee(s), without prejudice to any other action(s) for recovery of the amounts due to the LICENSOR.


15.  OBLIGATIONS IMPOSED ON THE LICENSEE

15.1 The provisions of the Indian Telegraph Act 1885, the Indian Wireless Telegraphy Act 1933, and the Telecom Regulatory Authority of India Act, 1997 as modified from time to time or any other statute on their replacement shall govern this LICENCE.

15.2 The LICENSEE shall furnish all necessary facilities as required for the application of provisions of Section 5(2) of the Indian Telegraph Act, 1885, whenever occasion so demands. Nothing provided and contained anywhere in this LICENCE Agreement shall be deemed to affect adversely anything provided or laid under the provisions of Indian Telegraphs Act, 1885 or any other law in force.


16.  NETWORK STANDARDS

16.1 The LICENSEE will ensure adherence to the National Fundamental Plan (Fundamental Plan) and technical standards as prescribed, from time to time, by the Department of Telecommunications in this respect.

16.2 In case of new technologies, where no standards have been determined, the LICENSEE will seek the approval of the LICENSOR before deploying them and in such cases the standards specified by Telecom Engineering Center (TEC)/ International Telecom Union (ITU) or such technologies, successful in use internationally for at least one year for ONE lakh subscribers, shall be preferred for adoption as approved technology.

16.3 Interconnection between the networks of different service providers shall be as per national standards of CCS No. 7 issued from time to time by Telecom Engineering Center (TEC).

16.4 The requisite monitoring facilities shall be provided by the LICENSEE as and when required by the LICENSOR.


17.  NETWORK INTERCONNECTION

17.1 It shall be mandatory for Basic Service Providers, Cellular Mobile Service Providers, Cable Service Providers, to provide interconnection to NLD service providers whereby the subscribers could have a free choice to make inter-circle/ international long distance calls through NLD service provider.

17.2 NLD Service provider shall be required to make own suitable arrangements/ agreements for leased lines with the Access Providers for last mile.

17.3 The LICENSEE may enter into suitable arrangements with other service providers to negotiate Interconnection Agreements whereby the interconnected networks will provide the following:

     a)   To connect, and keep connected, to their Applicable Systems,

     b) To establish and maintain such one or more Points of Interconnect as are reasonably required and are of sufficient capacity and of sufficient numbers to enable transmission and reception of the messages by means of the Applicable Systems,

     c) To meet all reasonable demand for the transmission and reception of messages between the interconnected systems.

17.4 The terms and conditions of interconnection including standard interfaces, points of interconnection and technical aspects will be such as mutually agreed between the service providers.

17.5 The LICENSEE shall for the purpose of providing the SERVICE install own equipment so as to be compatible with other service/Access providers' equipment to which the LICENSEE's Applicable Systems are intended for interconnection.

17.6 The LICENSEE shall comply with any order or direction or regulation on interconnection issued by the TRAI under TRAI Act, 1997.

17.7 The LICENSEE shall operate and maintain the LICENCED Network conforming to Quality of Service standards to be mutually agreed between the service providers in respect of Network-Network Interface.

17.8 The charges for access or interconnection with other networks for origination, termination and carriage of calls shall be based on mutual agreements between the service providers subject to the restrictions issued from time to time by TRAI under TRAI Act, 1997.

17.9 The network resources including the cost of upgrading/modifying interconnecting networks to meet the service requirements of SERVICE will be provided by the service provider seeking interconnection. However, mutually negotiated sharing arrangements for cost of upgrading/modifying interconnecting networks between the service providers shall be permitted.


18.  TARIFFS

18.1 The LICENSEE will charge the tariffs for SERVICE as per the TRAI Tariff orders/regulations/directions issued in this regard from time to time. The LICENSEE shall also fulfill requirements regarding publication of tariffs, notifications and provision of information as directed by TRAI through its orders/regulations/directions issued from time to time as per the provisions of TRAI Act, 1997 as amended from time to time.


19.  CUSTOMER SERVICE

19.1 The LICENSEE shall provide the service to any individual or legal person, without any discrimination, unless otherwise directed by the LICENSOR or TRAI as the case may be.

19.2 Subject to condition 19.1, the LICENSEE shall ensure continuity of SERVICE to its customers.

19.3 The LICENSEE's contractual obligations to the subscribers will include terms and conditions under which the services may be obtained, utilised and terminated. The LICENSEE shall notify in writing all the arrangements with respect to repair, fault rectification, compensation or refunds.

19.4 Any dispute, with regard to the provision of SERVICE shall be a matter only between the aggrieved party and the LICENSEE, who shall duly notify this to all before providing the SERVICE. And, in no case, the LICENSOR shall have any liability or responsibility in the matter towards the aggrieved party.


20.  BILLING

20.1 The LICENSEE shall offer either itself directly or through access providers itemised billing services to its customer. In every case the LICENSEE shall be responsible to its customers and shall ensure fulfillment of the obligations in this regard. The LICENSEE shall also maintain necessary records for the billing cycle as specified by the LICENSOR or TRAI from time to time.

20.2 The LICENSEE will provide itemised billing to its customer without demanding any extra charge either directly or through Access Provider. A billing handling charge as mutually agreed with NLD Service provider may be payable to Access Provider, coinciding with the billing schedule of Access Providers.

20.3 All complaints of customers in this regard will be addressed/handled as per the guidelines, orders or regulations or directives issued by the LICENSOR or TRAI from time to time.


21.  CONFIDENTIALITY OF CUSTOMER INFORMATION

21.1 Any encryption equipment connected to the LICENSEE's network for specific requirements has to have prior evaluation and approval of the LICENSOR or officer specially designated for the purpose. However, the LICENSEE shall have the responsibility to ensure protection of privacy of communication and to ensure that unauthorised interception of message does not take place.

21.2 Subject to the conditions contained in these terms and conditions, the LICENSEE shall take all necessary steps to safeguard the privacy and confidentiality of any information about a third party and its business to whom it provides the SERVICE and from whom it has acquired such information by virtue of those SERVICE and shall use its best endeavors to secure that:

     a) No person acting on behalf of the LICENSEE or the LICENSEE divulges or uses any such information except as may be necessary in the course of providing such SERVICE to the Third Party; and

     b) No such person seeks such information other than is necessary for the purpose of providing SERVICE to the Third Party.


PROVIDED THE ABOVE PARA SHALL NOT APPLY WHERE:
----------------------------------------------

     a) The information relates to a specific party and that party has consented in writing to such information being divulged or used, and such information is divulged or used in accordance with the terms of that consent; or

     b) The information is already open to the public and otherwise known.

21.3 The LICENSEE shall take necessary steps to ensure that the LICENSEE and any person(s) acting on its behalf observe confidentiality of customer information.

21.4 The LICENSEE shall, prior to commencement of SERVICE, confirm in writing to the LICENSOR that the LICENSEE has taken all necessary steps to ensure that it and its employees shall observe confidentiality of customer information.


22.  QUALITY OF SERVICE

22.1 The LICENSEE shall ensure the Quality of Service (QOS) as prescribed by the LICENSOR or TRAI. The LICENSEE shall adhere to such QOS standards and provide timely information as required therein.

22.2 The LICENSOR or TRAI may carry out performance tests and also evaluate the QOS parameters in LICENSEE's network at any time during the tenure of the LICENCE. The LICENSEE shall provide ingress and other support including instruments, equipment etc. for such tests.

22.3 The LICENSEE shall enforce and ensure QOS, as prescribed by the LICENSOR, from the Infrastructure Provider(s) with whom it may enter into agreement/ contract for leasing/hiring/buying or any such instrument for provision of infrastructure or provision of bandwidth and/or switch capacity.


23.  SECURITY CONDITIONS

23.1 The LICENSEE shall provide necessary facilities depending upon the specific situation at the relevant time to the Government to counteract espionage, subversive act, sabotage or any other unlawful activity.

23.2 The LICENSEE shall make available on demand to the agencies authorized by the LICENSOR, full access to the switching centers, transmission centers, routes etc. for technical scrutiny and for inspection which can be visual inspection or an operational inspection.

23.3 All foreign personnel likely to be deployed by the LICENSEE for installation, operation and maintenance of the LICENSEE's network shall be security cleared by the Government of India prior to their deployment. The security clearance will be obtained from the Ministry of Home Affairs, Government of India, who will follow standard drill in the matter.

23.4 The LICENSEE shall ensure protection of privacy of communication and ensure that unauthorized interception of messages does not take place.

23.5 The LICENSOR shall have the right to take over the SERVICE, equipment and networks of the LICENSEE or revoke/terminate/suspend the LICENCE either in part or in whole of the Service area as per directions if any, issued in the public interest, or in case of emergency or war or low intensity conflict or any other eventuality. Provided any specific orders or direction from the Government issued under such conditions shall be applicable to the LICENSEE and shall be strictly complied with.

     Further, the LICENSOR reserves the right to direct the LICENSEE to keep any area out of the operation for the SERVICE if implications of security so require and the LICENSEE shall abide by such directions without slightest deviation.

23.6 LICENSOR reserves the right to modify these conditions or incorporate new conditions considered necessary in the interest of national security and public interest.

23.7 LICENSEE will ensure that the Telecommunication installation carried out by it should not become a safety hazard and is not in contravention of any statute, rule or regulation and public policy.


24.  PROHIBITION OF CERTAIN ACTIVITIES BY THE LICENSEE

24.1 The LICENSEE shall not engage on the strength of this LICENCE in the provision of any other Service, other than SERVICE as defined in this LICENCE Agreement.

24.2 To remove any doubt, it is, hereby, clarified that nothing contained in condition in Para 24.1 above shall preclude the LICENSEE from engaging in advertising and promotional activities relating to any of the Applicable Systems.

24.3 The LICENSEE shall take measures that prevent the objectionable, obscene, unauthorised or any other content, messages or communications infringing copyright, intellectual property etc., in any form, from being carried on his network, consistent with the established laws of the country. Once specific instances of such infringement are reported to the LICENSEE by the enforcement agencies, the LICENSEE shall ensure that the carriage of such material on his network is prevented immediately.

24.4 The LICENSEE is obliged to provide, without any delay, tracing facility to trace nuisance, obnoxious or malicious calls, messages or communications transported through its equipment and network. Any damages arising out of default on the part of LICENSEE in this regard shall be payable by the LICENSEE.

24.5 In case any confidential information is divulged to the LICENSEE for proper implementation of the Agreement, it shall be binding on the LICENSEE and its employees and servants to maintain its secrecy and confidentiality.


25.  INTERCONNECTION TESTS

25.1 The Interconnection Tests for each and every interface with the other Service Providers may be carried out by mutual arrangement between the LICENSEE and the other party involved. The Interconnection Tests schedule shall be mutually agreed. Adequate time, not less than 30 days, will be given by the LICENSEE for these tests.

25.2 SERVICE will be commissioned after obtaining clearance from LICENSOR after successful completion of interconnection tests as mentioned in para 25.1 above.


26.  RIGHT TO INSPECT

26.1 The LICENSOR or its authorised representative shall have right to inspect the sites used for extending the SERVICE and in particular but not limited to, have the right to have access to leased lines, junctions, terminating interfaces, hardware/software, memories of semiconductor, magnetic and optical varieties, wired or wireless options, distribution frames, and conduct the performance test including to enter into dialogue with the system through Input/output devices or terminals. The LICENSEE will provide the necessary facilities for continuous monitoring of the system, as required by the LICENSOR or its authorised representative(s). The inspection will ordinarily be carried out after reasonable notice except in circumstances where giving such a notice will defeat the very purpose of the inspection.

26.2 Wherever considered appropriate LICENSOR may conduct any inquiry either suo-moto or on complaint to determine whether there has been any breach in compliance of terms and conditions of the LICENCE by the LICENSEE and upon such inquiry the LICENSEE shall extend all reasonable facilities without any hinderence.


27.  LOCATION OF SWITCHES, TRANSMISSION CENTRE

27.1 The LICENSEE shall provide to the LICENSOR location details of switching centres, transmission centres, including routing details etc., and location of these centres shall not be changed without prior intimation to the LICENSOR.


28.  REQUIREMENT TO FURNISH INFORMATION

28.1 The LICENSEE shall furnish to the LICENSOR as well as to the TRAI in the manner and as per the time frames that these Authorities may demand, such documents, accounts, estimates, returns, reports or other information in accordance with the rules/orders as may be specified from time to time.


28.2 ENGINEERING DETAILS:
     --------------------

     (a) LICENSEE shall furnish to the LICENSOR, in such manner and at such times as the LICENSOR may require, complete technical details with all calculations for engineering, planning and dimensioning of the system/network, concerned relevant literature, drawings, installation materials regarding the applicable system.

     (b) List of performance tests conducted shall be furnished by the LICENSEE one month prior to the date of commissioning of SERVICE. The report shall indicate clearly the parameters, if any, not meeting the performance standard and affect thereof.

     (c) LICENSEE shall supply all tools, test instruments and other accessories to the testing party of LICENSOR for conducting tests.


29.  DISPUTE SETTLEMEMT

29.1 As per provisions of Telecom Regulatory Authority of India Act, 1997, as amended from time to time, the dispute between the LICENSEE and the other Telecom Service Providers or the LICENSOR shall be settled in Telecom Dispute Settlement and Appellate Tribunal.


30.  MISCELLANEOUS CONDITIONS

(a)  INTERPRETATION OF TERMS/DEFINITIONS

30.1 Unless the context otherwise requires, the different terms and expression used in this LICENCE Agreement shall have the meaning assigned to them as explained in Annex-I to this LICENCE Agreement.


(b)  FORCE-MAJEURE

30.2 If at any time, during the continuance of this LICENCE, the performance in whole or in part, by either party, of any obligation under this LICENCE is prevented or delayed, by reason of war, or hostility, acts of the public enemy, civic commotion, sabotage, Act of State or direction from Statutory Authority, explosion, epidemic, quarantine restriction, strikes and lockouts (as are not limited to the establishments and facilities of the LICENSEE), fire, flood, natural calamities or any act of GOD (hereinafter referred to as EVENT) provided notice of happenings of any such EVENT is given by the affected party to the other, within 21 days from the date of occurrence thereof neither party shall ,by reason of such EVENT be entitled to terminate the LICENCE nor shall either party have any such claims for damages against the other, in respect of such non-performance or delay in performance. Provided SERVICE under the LICENCE shall be resumed as soon as practicable, after such EVENT comes to an end or ceases to exist. The decision of the LICENSOR as to whether the SERVICE may be so resumed (and the time frame within which the SERVICE may be resumed) or not, shall be final and conclusive. However, the Force Majeure events noted above will not in any way cause extension in the period of the LICENCE. While it will normally not be a ground for non-payment of LICENCE fee, the liability for payment of LICENCE fee for such inoperative period(s) due to Force Majeure clause may, however, be reduced/waived by the LICENSOR, at its discretion based on circumstances of the EVENT.


SET OFF CLAUSE
30.3 In the event any sum of money or claim becomes recoverable from or payable by LICENSEE to the LICENSOR either against this LICENCE Agreement or otherwise in any manner such money or claim can be (without restricting any right of set off for counter claim given or employed by law) deducted or adjusted against any amount or sum of money than due which at any time thereafter may become due to the LICENSEE under this LICENCE Agreement or any other agreement or contract between the LICENSOR and the LICENSEE.

30.4 The aforesaid sum of money payable to the LICENSEE Company shall include any valuable security, which can be converted into money.

30.5 Whenever the LICENSOR exercises any right of Set off as envisaged hereinabove, the LICENSOR shall expressly notify the LICENSEE company immediately in writing that such right has either been exercised or is being exercised.


31.  WAY LEAVE
31.1 LICENSEE shall make its own arrangements for Right of Way (ROW). However, the Central Government will issue necessary notification if deemed fit under
Part III of the Indian Telegraph Act' 1885 on request of the LICENSEE. Provided that non-availability of the ROW or delay in getting permission/clearance from any agency shall not be construed or taken as an excuse for non-fulfillment of the Roll-out obligations.


32.  FREQUENCY AUTHORISATION

32.1 A separate specific authorisation shall be required from the WPC wing of the Department of Telecommunications, Ministry of Communications which will permit utilization of appropriate frequencies/band for the establishment and possession and operation of Wireless element of the Telecom Service under specified terms and conditions including payment for said authorisation. Such grant of authorisation will be governed by normal rules, procedures and guidelines and will be subject to completion of necessary prescribed formalities.

32.2 For this purpose, a separate application shall be made to the "Wireless Advisor to the Government of India, WPC Wing, Department of Telecommunications, Ministry of Communications, Dak Bhavan, Sansad Marg, New Delhi - 110 001" in a prescribed application form available from WPC Wing.

32.3 Siting clearance in respect of fixed stations and its antenna mast shall be obtained from the WPC Wing for which the applicant shall separately apply to the Secretary, Standing Advisory Committee on Frequency Allocations (SACFA) WPC Wing in a prescribed application form, to the following address:

     The Secretary (SACFA), WPC Wing,
     Ministry of Communications,
     Dak Bhavan, Sansad Marg,
     New Delhi - 110 001.

EXPLANATION: SACFA is the apex body in the Ministry of Communications for
------------
considering matters regarding coordination for frequency allocations and other related issues/matters. (Siting clearance refers to the agreement of major wireless users for location of proposed fixed antenna from the point of view of compatibility with other radio systems and aviation hazard. It involves inter departmental coordination and is an involved process). Normally the siting clearance procedure may take two to six months depending on the nature of the installations and the height of the antenna/masts.

32.4 For establishing various point to point radio links the frequency bands earmarked for various agencies has been indicated in the National Frequency Allocation Plan (hereinafter called NFAP) - 2000. Mere indication of the band does not guarantee availability of the frequency spectrum which has to be coordinated on case to case basis.

32.5 The LICENSEE shall not cause or allow to cause harmful interference to other authorized users of radio spectrum. For elimination of harmful interference LICENSEE shall abide by all instructions and orders issued by the Government.

33. In case of use of Satellite, the necessary coordination and clearance is to be taken from Network Operations and Control Centre (NOCC) in respect of setting up of Earth Station etc. apart from SACFA clearance and clearance from other authorities.

                                                                      ANNEXURE-I



DEFINITIONS AND INTERPRETATIONS RELATING TO THE EXPRESSIONS USED IN THE TERMS &
-------------------------------------------------------------------------------
CONDITIONS OF NLD SERVICES LICENCE AGREEMENT
--------------------------------------------

     Unless the context otherwise requires, the different terms and expression used in the LICENCE agreement shall have the meaning assigned to them in the following paragraphs:

1. "ACCESS PROVIDERS" means Basic Service Providers, Cellular Mobile Telephone Service Providers, Cable Service Providers.

2. "APPLICABLE SYSTEMS" means all the necessary equipment/sub-systems engineered to provide National Long Distance Service in accordance with operational, technical and quality requirements and other terms and conditions of the LICENCE Agreement.

3. "AUDITOR" means the LICENSEE's auditor for the time being appointed in accordance with the requirements of the Companies Act, 1956.

4. "CUSTOMER" includes any subscriber or any person or legal entity, which subscribes to/avails of the National Long Distance Service from the LICENSEE.

5. "DESIGNATED AUTHORITY" is the entity who is authorised or empowered by the LICENSOR to operate the SERVICE.

6.  "DOT" means Department of Telecommunications, Government of India.

7.  `BSNL' means Bharat Sanchar Nigam Limited.

8.  "EFFECTIVE DATE" of the LICENCE is the date when the LICENCE is signed.

9. FUNDAMENTAL PLAN: Fundamental plan include Numbering Plan, Traffic Routing and Switching Plan and Transmission Plan issued by Department Of Telecom as amended from time to time.

10. "INFRASTRUCTURE PROVIDER(S) "mean a person or persons providing inactive elements of the telecom network including dark fibers, right of way, duct space, towers etc. as well as those who provide end-to-end bandwidth on a long-term basis.

11. "INTERCONNECTION" is as defined by the TRAI vide its regulations issued in this respect.

12. "INTERNATIONAL SERVICES" mean telecom services originating in the country and terminating outside the country.

13. INTER-CIRCLE TRAFFIC: Inter-Circle Traffic means the Long Distance traffic originating in one telecom circle and terminating in another telecom circle.

14. INTRA-CIRCLE TRAFFIC: Intra-Circle Traffic means Long Distance traffic within boundaries of one telecom circle.

15.  "LICENCE" means a LICENCE granted or having effect as if granted under section 4 of the Indian Telegraph Act 1885 or Indian Wireless Telegraphy Act
1933.

16. "LICENSEE" is the registered Indian Company that has been awarded LICENCE to set up and operate National Long Distance Service network and to provide the National Long Distance service.

17.  "LICENSOR" refers to the President of India who grants LICENCE under
Section 4 of Indian Telegraph Act 1885 or Indian Wireless Telegraph Act 1933, unless otherwise specified.

18. "LICENSOR AUDITOR": means appointed for this purpose having same power which the Statutory Auditors of the company enjoy under Section 227 of the Companies Act, 1956.

19. "LOCAL AREA" is the geographical area served by an exchange or an exchange system. Calls originating and terminating with in the same local area are charged at local call rates. Remote Subscribers' Unit and Concentrators are to be treated as an exchange for the purposes of this definition.

20. "LONG DISTANCE NETWORK" is a network of transmission and switching elements connected in a predetermined fashion to provide switched bearer interconnection between different SDCA. Physically the network elements may be co-located or be a part of bigger elements.

21. "LONG DISTANCE CALL" is defined as a call terminating in a local area other than in which it is originated.

22. LONG DISTANCE CHARGING AREA (LDCA): One of the several areas into which the area of the country is divided and declared as such for the purpose of charging for trunk calls which generally is co-terminus with Secondary Switching Area.

23. LONG DISTANCE CHARGING CENTRE (LDCC): A particular Trunk Exchange in a long distance charging area declared as such for the purpose of charging long distance calls. Head quarters of SSAs are generally LDCCs.

24. "MESSAGE" means anything covered within sub-section (3) of section 3 of the Indian Telegraph Act 1885.

25.  `MTNL' means Mahanagar Telephone Nigam Limited.

26. "NATIONAL LONG DISTANCE (NLD) SERVICE" refers to the carriage of switched bearer telecommunication service over a long distance network i.e., a network connecting different Short Distance Charging Areas (SDCAs).

27. "NATIONAL LONG DISTANCE SERVICE PROVIDER" (also called NLDO) is the telecom operator providing the required digital capacity to carry long distance telecommunication service within the scope of this LICENCE which may include various types of tele-services defined by the ITU, such as voice, data, fax, text, video and multi-media etc.

28. "NETWORTH" shall mean the sum total, in Indian rupees, of paid up equity capital and free reserves converted at the prevalent conversion rate indicated by the Reserve Bank of India on the date of the application.

29. POINT OF PRESENCE (POP): Setting up of switching center and transmission center of appropriate capacities by National Long Distance Service Provider at the LDCC level to provide on demand inter-circle long distance services of prescribed quality and grade of service in a non-discriminatory manner.

30. "QUALITY OF SERVICE" is evaluated on the basis of observable measure on the grade of service, calls lost due to wrong processing, the bit error rate or the response time and also included acceptable grade of number of faults per unit population of the subscriber served, the mean time to restore (MTTR), faults carried over beyond the MTTR and the satisfactory disposal thereof.

31. "REVENUE" for the purpose of levying LICENCE fee as a percentage of revenue shall mean the Gross total Revenue income accruing to the LICENSEE by way of providing NLD service under the LICENCE including the revenue on account of supplementary/value added services and leasing of infrastructure, interest, dividend etc. as reduced by the component part of a pass-through nature payable to other service providers to whose networks the LICENSEE's NLD network is interconnected, for carriage of calls. The Gross Revenue shall also include previous debits (e.g. bad debts recovered, of excess provisions in earlier years.) It is clarified that any lease or rent charges for hiring of infrastructure shall not be so deducted. Service tax and sales tax collected and passed on to the Government(s) from customers of the LICENSEE shall not form a part of the Revenue.

32. SERVICE: Service means the National Long Distance Service as defined in Clause 2 of the Schedule I of this LICENCE.

33. SHORT DISTANCE CHARGING AREA (SDCA): One of the several areas into which a long distance charging area is divided and declared as such for the purpose of charging for trunk calls. SDCAs, with few exceptions, coincide with revenue tehsil/taluk.

34. SHORT DISTANCE CHARGING CENTRE (SDCC): A particular exchange in short distance charging area declared as such for the purpose of charging trunk calls. Head quarters of SDCAs are generally SDCCs.

35. "SPECIAL AUDITOR" means Auditors listed in the panel of Auditors having same powers as of the companies auditor as envisaged in the Companies Act, 1956.

36. "TARIFF" means rates and related conditions at which telecommunication services within India and outside India may be provided including rates and related conditions at which messages shall be transmitted, deposits, installation fees, rentals, free calls, usage charges and any other related fees or service charge and also the term tariff shall have the same meaning contained in the Telecommunication Tariff Orders issued by the TRAI.

37.  `TRAI' means Telecom Regulatory Authority of India.

38.  "TEC" means Telecom Engineering Center.

39.  "VSNL" means Videsh Sanchar Nigam Ltd.

40. `WPC' means Wireless Planning & Coordination Wing of the Ministry of Communications.

41. "USO", means Universal Service Obligation as enunciated in NTP-99 and amended from time to time by the LICENSOR after considering the recommendations of TRAI.

42.  "USF" means "Universal Service Fund" set up to meet expenditure on USO.

43. "YEAR" for the purpose of the LICENCE Fee in the revenue share shall be the financial year ending 31st March and the four quarters shall respectively end on 30th June, 30th September, 31st December and 31st March.

                                                                     ANNEXURE-II



             DETAILS OF LDCAS TO BE COVERED IN EACH PHASE INCLUDING


                      LIST OF UNECONOMIC AND REMOTE AREAS


                        (TO BE PROVIDED BY THE LICENSEE)

                                                                    ANNEXURE-III



              TELECOM CIRCLES AND THE AREAS COVERED BY THEM FOR THE
                             PURPOSE OF THIS LICENCE

-------------------------------------------------------------------------------------------------------------------------------
S.N.           NAME OF CIRCLE                                            AREAS COVERED
-------------------------------------------------------------------------------------------------------------------------------
01.         Andaman & Nicobar Island          Entire area falling within the Union Territory of Andaman & Nicobar Island.
-------------------------------------------------------------------------------------------------------------------------------
02.         Andhra Pradesh                    Entire area falling within the State of Andhra Pradesh.
-------------------------------------------------------------------------------------------------------------------------------
03.         Assam                             Entire area falling within the State of Assam.
-------------------------------------------------------------------------------------------------------------------------------
04.         Bihar                             Entire area falling within the State of Bihar
-------------------------------------------------------------------------------------------------------------------------------
05.         Delhi MTNL                        Entire area of Delhi Telephone System
-------------------------------------------------------------------------------------------------------------------------------
06.         Gujarat                           Entire area falling within the State of Gujarat and Union Territory of Daman and
                                              Diu, Silvassa (Dadra & Nagar Haveli).
-------------------------------------------------------------------------------------------------------------------------------
07.         Haryana                           Entire area falling within the State of Haryana
-------------------------------------------------------------------------------------------------------------------------------
08.         Himachal Pradesh                  Entire area falling within the State of Himachal Pradesh
-------------------------------------------------------------------------------------------------------------------------------
09.         Jammu & Kashmir                   Entire area falling within the State of Jammu & Kashmir including the autonomous council of Ladakh.
-------------------------------------------------------------------------------------------------------------------------------
10.         Karnataka                         Entire area falling within the State of Karnataka
-------------------------------------------------------------------------------------------------------------------------------
11.         Kerala                            Entire area falling within the State of Kerala and Union Territory of Lakshadeep and Minicoy.
-------------------------------------------------------------------------------------------------------------------------------
12.         Madhya Pradesh                    Entire area falling within the State of Madhya Pradesh
-------------------------------------------------------------------------------------------------------------------------------
13.         Maharashtra                       Entire area falling within the State of Maharashtra and Union Territory of Goa, including areas covered by MTNL Mumbai.
-------------------------------------------------------------------------------------------------------------------------------
14.         North East                        Entire area falling within the States of Arunachal Pradesh,  Meghalaya, Mizoram,
                                              Nagaland, Manipur and Tripura.
-------------------------------------------------------------------------------------------------------------------------------
15.         Orissa                            Entire area falling within the State of Orissa.
-------------------------------------------------------------------------------------------------------------------------------
16.         Punjab                            Entire area falling within the State of Punjab and Union territory of Chandigarh.
-------------------------------------------------------------------------------------------------------------------------------
17.         Rajasthan                         Entire area falling within the State of Rajasthan.
-------------------------------------------------------------------------------------------------------------------------------
18.         Tamilnadu                         Entire area falling within the State of Tamilnadu and Union Territory of
                                              Pondichery including the areas covered by Madras Telephone System.
-------------------------------------------------------------------------------------------------------------------------------
19.         Uttar Pradesh -- West             Entire area covered by Western Uttar Pradesh with the following as its boundary districts towards Eastern Uttar Pradesh: Pilibhit, Bareilly, Badaun, Etah,
                                              Mainpuri and Etawah.
-------------------------------------------------------------------------------------------------------------------------------
20.         Uttar Pradesh -- East             Entire area covered by Eastern Uttar Pradesh with the following as its boundary districts towards Western Uttar Pradesh: Shahjahanpur, Farrukhabad, Kanpur and
                                              Jalaun.
-------------------------------------------------------------------------------------------------------------------------------
21.         West Bengal                       Entire area falling within the State of West Bengal and the State of Sikkim including the areas covered by Calcutta Telephone System.
-------------------------------------------------------------------------------------------------------------------------------

NOTE: Yenum, an area of Union Territory of Pondicherry is served under Andhra Pradesh Telecom Circle in East Godavari LDCA.

                                                                     ANNEXURE-IV



                      LIST OF LONG DISTANCE CHARGING AREAS

----------------------------------------------------------------------------------------------
S.NO.             NAME OF THE CIRCLE                           NAME OF LDCA
----------------------------------------------------------------------------------------------
1.                Andaman & Nicobar Islands               1. Andaman & Nicobar
----------------------------------------------------------------------------------------------
2.                Andhra Pradesh                          2. Adilabad
-----------------                                        -------------------------------------
                                                          3. Anantpur (Guntkal)
-----------------                                        -------------------------------------
                                                          4. Chittoor
-----------------                                        -------------------------------------
                                                          5. Cuddapah
-----------------                                        -------------------------------------
                                                          6. Rajahmundry
-----------------                                        -------------------------------------
                                                          7. Guntur
-----------------                                        -------------------------------------
                                                          8. Hyderabad
-----------------                                        -------------------------------------
                                                          9. Karimnagar
-----------------                                        -------------------------------------
                                                          10. Khammam
-----------------                                        -------------------------------------
                                                          11. Vijayavada
-----------------                                        -------------------------------------
                                                          12. Kurnool
-----------------                                        -------------------------------------
                                                          13. Mahaboobnagar
-----------------                                        -------------------------------------
                                                          14. Sangareddy
-----------------                                        -------------------------------------
                                                          15. Nalgonda
-----------------                                        -------------------------------------
                                                          16. Nellore
-----------------                                        -------------------------------------
                                                          17. Nizamabad
-----------------                                        -------------------------------------
                                                          18. Ongole
-----------------                                        -------------------------------------
                                                          19. Srikakulum
-----------------                                        -------------------------------------
                                                          20. Vijainagaram
-----------------                                        -------------------------------------
                                                          21. Visakhapatnam
-----------------                                        -------------------------------------
                                                          22. Warangal
-----------------                                        -------------------------------------
                                                          23. Eluru
----------------------------------------------------------------------------------------------
3.                Assam                                   24. Tinsukia (Dibrugarh)
-----------------                                        -------------------------------------
                                                          25. Guwahati
-----------------                                        -------------------------------------
                                                          26. Jorhat
-----------------                                        -------------------------------------
                                                          27. Bongaigaon (Kokrajhar)
-----------------                                        -------------------------------------
                                                          28. Nagaon
-----------------                                        -------------------------------------
                                                          29. Silchar
-----------------                                        -------------------------------------
                                                          30. Tejpur
----------------------------------------------------------------------------------------------
4.                Bihar                                   31. Arrah
-----------------                                        -------------------------------------
                                                          32. Bhagalpur
-----------------                                        -------------------------------------
                                                          33. Chapra
-----------------                                        -------------------------------------
                                                          34. Daltonganj
-----------------                                        -------------------------------------
                                                          35. Darbhanga
-----------------                                        -------------------------------------
                                                          36. Deoghar (Dumka)
-----------------                                        -------------------------------------
                                                          37. Dhanbad
-----------------                                        -------------------------------------
                                                          38. Gaya
-----------------                                        -------------------------------------
                                                          39. Hazaribagh
-----------------                                        -------------------------------------
                                                          40. Jamshedpur
-----------------                                        -------------------------------------

----------------------------------------------------------------------------------------------
S.NO.             NAME OF THE CIRCLE                           NAME OF LDCA
----------------------------------------------------------------------------------------------
                                                          41. Katihar
-----------------                                        -------------------------------------
                                                          42. Monghyr
-----------------                                        -------------------------------------
                                                          43. Motihari
-----------------                                        -------------------------------------
                                                          44. Muzaffarpur
-----------------                                        -------------------------------------
                                                          45. Patna
-----------------                                        -------------------------------------
                                                          46. Ranchi
-----------------                                        -------------------------------------
                                                          47. Saharasa
-----------------                                        -------------------------------------
                                                          48. Sasaram
----------------------------------------------------------------------------------------------
5.                Gujarat                                 49. Ahmedabad
-----------------                                        -------------------------------------
                                                          50. Amreli
-----------------                                        -------------------------------------
                                                          51. Bharuch
-----------------                                        -------------------------------------
                                                          52. Bhavnagar
-----------------                                        -------------------------------------
                                                          53. Bhuj
-----------------                                        -------------------------------------
                                                          54. Godhra
-----------------                                        -------------------------------------
                                                          55. Himatnagar
-----------------                                        -------------------------------------
                                                          56. Jamnagar
-----------------                                        -------------------------------------
                                                          57. Junagar
-----------------                                        -------------------------------------
                                                          58. Mehsana
-----------------                                        -------------------------------------
                                                          59. Nadiad
-----------------                                        -------------------------------------
                                                          60. Palanpur
-----------------                                        -------------------------------------
                                                          61. Rajkot
-----------------                                        -------------------------------------
                                                          62. Surat
-----------------                                        -------------------------------------
                                                          63. Surendernagar
-----------------                                        -------------------------------------
                                                          64. Vadodara
-----------------                                        -------------------------------------
                                                          65. Valsad
----------------------------------------------------------------------------------------------
6.                Himachal Pradesh                        66. Hamirpur
-----------------                                        -------------------------------------
                                                          67. Kangra (Dharamsala)
-----------------                                        -------------------------------------
                                                          68. Kulu
-----------------                                        -------------------------------------
                                                          69. Mandi
-----------------                                        -------------------------------------
                                                          70. Simla
-----------------                                        -------------------------------------
                                                          71. Solan
----------------------------------------------------------------------------------------------
7.                Haryana                                 72. Ambala
-----------------                                        -------------------------------------
                                                          73. Gurgaon
-----------------                                        -------------------------------------
                                                          74. Hissar
-----------------                                        -------------------------------------
                                                          75. Jind
-----------------                                        -------------------------------------
                                                          76. Karnal
-----------------                                        -------------------------------------
                                                          77. Narnaul
-----------------                                        -------------------------------------
                                                          78. Rohtak
-----------------                                        -------------------------------------
                                                          79. Sonepat
----------------------------------------------------------------------------------------------
8.                Jammu & Kashmir                         80. Jammu
-----------------                                        -------------------------------------
                                                          81. Leh
-----------------                                        -------------------------------------
                                                          82. Rajouri
-----------------                                        -------------------------------------
                                                          83. Srinagar
-----------------                                        -------------------------------------
                                                          84. Udhampur
----------------------------------------------------------------------------------------------
9.                Kerala                                  85. Alleppey
-----------------                                        -------------------------------------
                                                          86. Cannonore
-----------------                                        -------------------------------------
                                                          87. Ernakulam
-----------------                                        -------------------------------------

----------------------------------------------------------------------------------------------
S.NO.             NAME OF THE CIRCLE                           NAME OF LDCA
----------------------------------------------------------------------------------------------
                                                          88. Kavaratty
-----------------                                        -------------------------------------
                                                          89. Kottayam
-----------------                                        -------------------------------------
                                                          90. Calicut (Kozhikode)
-----------------                                        -------------------------------------
                                                          91. Palghat
-----------------                                        -------------------------------------
                                                          92. Quilon
-----------------                                        -------------------------------------
                                                          93. Tiruvalla
-----------------                                        -------------------------------------
                                                          94. Trichur
-----------------                                        -------------------------------------
                                                          95. Thiruvananthapuram
----------------------------------------------------------------------------------------------
10.               Karnataka                               96. Bangalore
-----------------                                        -------------------------------------
                                                          97. Belgaum
-----------------                                        -------------------------------------
                                                          98. Bellary
-----------------                                        -------------------------------------
                                                          99. Bidar
-----------------                                        -------------------------------------
                                                          100. Bijapur
-----------------                                        -------------------------------------
                                                          101. Chickmangalore
-----------------                                        -------------------------------------
                                                          102. Devangere
-----------------                                        -------------------------------------
                                                          103. Gulbarga
-----------------                                        -------------------------------------
                                                          104. Hassan
-----------------                                        -------------------------------------
                                                          105. Hubli
-----------------                                        -------------------------------------
                                                          106. U. Kannada (Karwar)
-----------------                                        -------------------------------------
                                                          107. Kolar
-----------------                                        -------------------------------------
                                                          108. Mandya
-----------------                                        -------------------------------------
                                                          109. D. Kanada (Mangalore)
-----------------                                        -------------------------------------
                                                          110. Kodagu (Madikeri)
-----------------                                        -------------------------------------
                                                          111. Mysore
-----------------                                        -------------------------------------
                                                          112. Shimoga
-----------------                                        -------------------------------------
                                                          113. Raichur
-----------------                                        -------------------------------------
                                                          114. Tumkur
----------------------------------------------------------------------------------------------
11.               Maharashtra                             115. Ahmednagar
-----------------                                        -------------------------------------
                                                          116. Akola
-----------------                                        -------------------------------------
                                                          117. Amravati
-----------------                                        -------------------------------------
                                                          118. Augangabad
-----------------                                        -------------------------------------
                                                          119. Bhandara
-----------------                                        -------------------------------------
                                                          120. Bhir
-----------------                                        -------------------------------------
                                                          121. Mumbay
-----------------                                        -------------------------------------
                                                          122. Buldana
-----------------                                        -------------------------------------
                                                          123. Chandrapur
-----------------                                        -------------------------------------
                                                          124. Dhulia
-----------------                                        -------------------------------------
                                                          125. Gadchuroli
-----------------                                        -------------------------------------
                                                          126. Jalgaon
-----------------                                        -------------------------------------
                                                          127. Jalna
-----------------                                        -------------------------------------
                                                          128. Kalyan
-----------------                                        -------------------------------------
                                                          129. Kolhapur
-----------------                                        -------------------------------------
                                                          130. Kudal
-----------------                                        -------------------------------------
                                                          131. Latur
-----------------                                        -------------------------------------
                                                          132. Nagpur
-----------------                                        -------------------------------------
                                                          133. Nanded
-----------------                                        -------------------------------------
                                                          134. Nasik
-----------------                                        -------------------------------------

----------------------------------------------------------------------------------------------
S.NO.             NAME OF THE CIRCLE                           NAME OF LDCA
----------------------------------------------------------------------------------------------
                                                          135. Osmanabad
-----------------                                        -------------------------------------
                                                          136. Panaji
-----------------                                        -------------------------------------
                                                          137. Parbhani
-----------------                                        -------------------------------------
                                                          138. Pen
-----------------                                        -------------------------------------
                                                          139. Pune
-----------------                                        -------------------------------------
                                                          140. Ratnagiri
-----------------                                        -------------------------------------
                                                          141. Sangli
-----------------                                        -------------------------------------
                                                          142. Satara
-----------------                                        -------------------------------------
                                                          143. Solapur
-----------------                                        -------------------------------------
                                                          144. Wardha
-----------------                                        -------------------------------------
                                                          145. Yeotmal
----------------------------------------------------------------------------------------------
12.               Madhya Pradesh                          146. Sarguja (Ambikapur)
-----------------                                        -------------------------------------
                                                          147. Balaghat
-----------------                                        -------------------------------------
                                                          148. Betul
-----------------                                        -------------------------------------
                                                          149. Bhopal
-----------------                                        -------------------------------------
                                                          150. Bilaspur
-----------------                                        -------------------------------------
                                                          151. Chhatarpur
-----------------                                        -------------------------------------
                                                          152. Chhindwara
-----------------                                        -------------------------------------
                                                          153. Damoh
-----------------                                        -------------------------------------
                                                          154. Dewas
-----------------                                        -------------------------------------
                                                          155. Dhar
-----------------                                        -------------------------------------
                                                          156. Durg
-----------------                                        -------------------------------------
                                                          157. Guna
-----------------                                        -------------------------------------
                                                          158. Gwalior
-----------------                                        -------------------------------------
                                                          159. Indore
-----------------                                        -------------------------------------
                                                          160. Itarsi
-----------------                                        -------------------------------------
                                                          161. Jabalpur
-----------------                                        -------------------------------------
                                                          162. Jagdalpur
-----------------                                        -------------------------------------
                                                          163. Jhabua
-----------------                                        -------------------------------------
                                                          164. Khandwa
-----------------                                        -------------------------------------
                                                          165. Khargone
-----------------                                        -------------------------------------
                                                          166. Mandla
-----------------                                        -------------------------------------
                                                          167. Mandsaur
-----------------                                        -------------------------------------
                                                          168. Morena
-----------------                                        -------------------------------------
                                                          169. Narsinghpur
-----------------                                        -------------------------------------
                                                          170. Panna
-----------------                                        -------------------------------------
                                                          171. Raigarh
-----------------                                        -------------------------------------
                                                          172. Raipur
-----------------                                        -------------------------------------
                                                          173. Raisen
-----------------                                        -------------------------------------
                                                          174. Rajgarh
-----------------                                        -------------------------------------
                                                          175. Ratlam
-----------------                                        -------------------------------------
                                                          176. Rewa
-----------------                                        -------------------------------------
                                                          177. Sagar
-----------------                                        -------------------------------------
                                                          178. Satna
-----------------                                        -------------------------------------
                                                          179. Seoni
-----------------                                        -------------------------------------
                                                          180. Shahdol
-----------------                                        -------------------------------------
                                                          181. Shajapur
-----------------                                        -------------------------------------

----------------------------------------------------------------------------------------------
S.NO.             NAME OF THE CIRCLE                           NAME OF LDCA
----------------------------------------------------------------------------------------------
                                                          182. shivpuri
-----------------                                        -------------------------------------
                                                          183. Sidhi
-----------------                                        -------------------------------------
                                                          184. Ujjain
-----------------                                        -------------------------------------
                                                          185. Vidisha
----------------------------------------------------------------------------------------------
13.               North-East                              186. Tripura (Agartala)
-----------------                                        -------------------------------------
                                                          187. Mizoram (Aizwal)
-----------------                                        -------------------------------------
                                                          188. Manipur (Imphal)
----------------------------------------------------------------------------------------------
                                                          189. Nagaland (Kohima)
-----------------                                        -------------------------------------
                                                          190. Meghalaya (Shillong)
-----------------                                        -------------------------------------
                                                          191. Arunachal Pradesh (Zero)
----------------------------------------------------------------------------------------------
14.               Orissa                                  192. Balasore
-----------------                                        -------------------------------------
                                                          193. Baripada
-----------------                                        -------------------------------------
                                                          194. Berhampur
-----------------                                        -------------------------------------
                                                          195. Bhwanipatna
-----------------                                        -------------------------------------
                                                          196. Bhubaneshwar (Puri)
-----------------                                        -------------------------------------
                                                          197. Bolangir
-----------------                                        -------------------------------------
                                                          198. Cuttack
-----------------                                        -------------------------------------
                                                          199. Dhenkanal
-----------------                                        -------------------------------------
                                                          200. Koraput
-----------------                                        -------------------------------------
                                                          201. Phulbani
-----------------                                        -------------------------------------
                                                          202. Sundargarh (Rourkela)
-----------------                                        -------------------------------------
                                                          203. Sambalpur
----------------------------------------------------------------------------------------------
15.               Punjab                                  204. Amritsar
-----------------                                        -------------------------------------
                                                          205. Bhatinda
-----------------                                        -------------------------------------
                                                          206. Chandigarh
-----------------                                        -------------------------------------
                                                          207. Ferozepur
-----------------                                        -------------------------------------
                                                          208. Hosharipur
-----------------                                        -------------------------------------
                                                          209. Jalandhar
-----------------                                        -------------------------------------
                                                          210. Ludhiana
-----------------                                        -------------------------------------
                                                          211. Pathankot
-----------------                                        -------------------------------------
                                                          212. Patiala
-----------------                                        -------------------------------------
                                                          213. Ropar
-----------------                                        -------------------------------------
                                                          214. Sangrur
----------------------------------------------------------------------------------------------
16.               Rajasthan                               215. Ajmer
-----------------                                        -------------------------------------
                                                          216. Alwar
-----------------                                        -------------------------------------
                                                          217. Banswara
-----------------                                        -------------------------------------
                                                          218. Barmer
-----------------                                        -------------------------------------
                                                          219. Bharatpur
-----------------                                        -------------------------------------
                                                          220. Bhilwara
-----------------                                        -------------------------------------
                                                          221. Bikaner
-----------------                                        -------------------------------------
                                                          222. Bundi
-----------------                                        -------------------------------------
                                                          223. Chittorgarh
-----------------                                        -------------------------------------
                                                          224. Churu
-----------------                                        -------------------------------------
                                                          225. Jaipur
-----------------                                        -------------------------------------
                                                          226. Jaisalmer
-----------------                                        -------------------------------------
                                                          227. Jhalawar
-----------------                                        -------------------------------------
                                                          228. Jhunjhunu
-----------------                                        -------------------------------------

----------------------------------------------------------------------------------------------
S.NO.             NAME OF THE CIRCLE                           NAME OF LDCA
----------------------------------------------------------------------------------------------
                                                          229. Jodhpur
-----------------                                        -------------------------------------
                                                          230. Kota
-----------------                                        -------------------------------------
                                                          231. Nagaur
-----------------                                        -------------------------------------
                                                          232. Pali (Marwar)
-----------------                                        -------------------------------------
                                                          233. Sawaimadhopur
-----------------                                        -------------------------------------
                                                          234. Sikar
-----------------                                        -------------------------------------
                                                          235. Sirohi
-----------------                                        -------------------------------------
                                                          236. Siriganganagar
-----------------                                        -------------------------------------
                                                          237. Tonk
-----------------                                        -------------------------------------
                                                          238. Udaipur.
----------------------------------------------------------------------------------------------
17.               Tamilnadu                               239. Chennai
-----------------                                        -------------------------------------
                                                          240. Coimbatore
-----------------                                        -------------------------------------
                                                          241. Cuddalore
-----------------                                        -------------------------------------
                                                          242. Dharmapuri
-----------------                                        -------------------------------------
                                                          243. Erode
-----------------                                        -------------------------------------
                                                          244. (Chinglpet) (Kancheepuram)
-----------------                                        -------------------------------------
                                                          245. Karaikudi
-----------------                                        -------------------------------------
                                                          246. Madurai
-----------------                                        -------------------------------------
                                                          247. Nagarcoil
-----------------                                        -------------------------------------
                                                          248. Ooty
-----------------                                        -------------------------------------
                                                          249. Pondicherry
-----------------                                        -------------------------------------
                                                          250. Salem
-----------------                                        -------------------------------------
                                                          251. Thanjavur
-----------------                                        -------------------------------------
                                                          252. Tirunelvelli
-----------------                                        -------------------------------------
                                                          253. Trichy
-----------------                                        -------------------------------------
                                                          254. Tuticorn
-----------------                                        -------------------------------------
                                                          255. Vellore
-----------------                                        -------------------------------------
                                                          256. Virudunagar
----------------------------------------------------------------------------------------------
18.               U.P. (East)                             257. Allahabad
-----------------                                        -------------------------------------
                                                          258. Azamgarh
-----------------                                        -------------------------------------
                                                          259. Bahraich
-----------------                                        -------------------------------------
                                                          260. Ballia
-----------------                                        -------------------------------------
                                                          261. Banda
-----------------                                        -------------------------------------
                                                          262. Barabanki
-----------------                                        -------------------------------------
                                                          263. Basti
-----------------                                        -------------------------------------
                                                          264. Deoria
-----------------                                        -------------------------------------
                                                          265. Etawah
-----------------                                        -------------------------------------
                                                          266. Faizabad
-----------------                                        -------------------------------------
                                                          267. Farukhabad
-----------------                                        -------------------------------------
                                                          268. Fatehpur
-----------------                                        -------------------------------------
                                                          269. Ghazipur
-----------------                                        -------------------------------------
                                                          270. Gonda
-----------------                                        -------------------------------------
                                                          271. Gorakhpur
-----------------                                        -------------------------------------
                                                          272. Hamirpur
-----------------                                        -------------------------------------
                                                          273. Hardoi
-----------------                                        -------------------------------------
                                                          274. Jaunpur
-----------------                                        -------------------------------------

----------------------------------------------------------------------------------------------
S.NO.             NAME OF THE CIRCLE                           NAME OF LDCA
----------------------------------------------------------------------------------------------
                                                          275. Jhansi
-----------------                                        -------------------------------------
                                                          276. Kanpur
-----------------                                        -------------------------------------
                                                          277. Kheri
-----------------                                        -------------------------------------
                                                          278. Lucknow
-----------------                                        -------------------------------------
                                                          279. Mainpuri
-----------------                                        -------------------------------------
                                                          280. Mirzapur
-----------------                                        -------------------------------------
                                                          281. Orai
-----------------                                        -------------------------------------
                                                          282. Pratapgarh
-----------------                                        -------------------------------------
                                                          283. Rae Bareli
-----------------                                        -------------------------------------
                                                          284. Shahjahanpur
-----------------                                        -------------------------------------
                                                          285. Sitapur
-----------------                                        -------------------------------------
                                                          286. Sultanpur
-----------------                                        -------------------------------------
                                                          287. Unnao
-----------------                                        -------------------------------------
                                                          288. Varanasi
----------------------------------------------------------------------------------------------
19.               UP (West)                               289. Agra
-----------------                                        -------------------------------------
                                                          290. Aligarh
-----------------                                        -------------------------------------
                                                          291. Almora
-----------------                                        -------------------------------------
                                                          292. Badaun
-----------------                                        -------------------------------------
                                                          293. Bareilly
-----------------                                        -------------------------------------
                                                          294. Bijnore
-----------------                                        -------------------------------------
                                                          295. Kotdwara
-----------------                                        -------------------------------------
                                                          296. Dehradun
-----------------                                        -------------------------------------
                                                          297. Etah
-----------------                                        -------------------------------------
                                                          298. Ghaziabad
-----------------                                        -------------------------------------
                                                          299. Mathura
-----------------                                        -------------------------------------
                                                          300. Meerut
-----------------                                        -------------------------------------
                                                          301. Muradabad
-----------------                                        -------------------------------------
                                                          302. Muzaffarnagar
-----------------                                        -------------------------------------
                                                          303. Nainital
-----------------                                        -------------------------------------
                                                          304. Pilibhit
-----------------                                        -------------------------------------
                                                          305. Rampur
-----------------                                        -------------------------------------
                                                          306. Saharanpur
-----------------                                        -------------------------------------
                                                          307. Uttarkashi
----------------------------------------------------------------------------------------------
20.               West Bengal                             308. Asansol
-----------------                                        -------------------------------------
                                                          309. Bankura
-----------------                                        -------------------------------------
                                                          310. Berhampur
-----------------                                        -------------------------------------
                                                          311. Calcutta
-----------------                                        -------------------------------------
                                                          312. Coochbehar
-----------------                                        -------------------------------------
                                                          313. Gangtok
-----------------                                        -------------------------------------
                                                          314. Jalpaiguri
-----------------                                        -------------------------------------
                                                          315. Midnapur (Kharagpur)
-----------------                                        -------------------------------------
                                                          316. Krishnagar
-----------------                                        -------------------------------------
                                                          317. Malda
-----------------                                        -------------------------------------
                                                          318. Purulia
-----------------                                        -------------------------------------
                                                          319. Balurghat (Raiganj)
-----------------                                        -------------------------------------
                                                          320. Darjeeling (Siliguri)
-----------------                                        -------------------------------------
                                                          321. Suri
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
S.NO.             NAME OF THE CIRCLE                           NAME OF LDCA
----------------------------------------------------------------------------------------------
21.               METROS                                  322. Delhi
-----------------                                        -------------------------------------
                                                          Calcutta *
-----------------                                        -------------------------------------
                                                          Chennai *
-----------------                                        -------------------------------------
                                                          Mumbai *
----------------------------------------------------------------------------------------------

-    THESE METROS ARE PART OF THEIR RESPECTIVE TELECOM CIRCLES AS SHOWN
                                       IN            ANNEXURE-III ALSO.
     ---------------------------------    ----------

                                                                     ANNEXURE-IV



             MINIMUM NETWORK ROLL OUT OBLIGATIONS FOR NATIONAL LONG DISTANCE OPERATORS FOR ESTABLISHING POINT OF PRESENCE

-----------------------------------------------------------------------------------------------------
                          TIME
                          PERIOD           CUMULATIVE PERCENTAGE OF         CUMULATIVE PERCENTAGE
                        (FROM THE        NATIONAL COVERAGE AT THE LDCA          OF COVERAGE OF
                        EFFECTIVE        LEVEL WHERE POINT OF PRESENCE          UNECONOMIC AND
PHASE                     DATE)             HAS TO BE ESTABLISHED                REMOTE AREAS
-----------------------------------------------------------------------------------------------------
I                       2 Years                        15                                2
-----------------------------------------------------------------------------------------------------
II                      3 Years                        40                                4
-----------------------------------------------------------------------------------------------------
III                     4 Years                        80                                7
-----------------------------------------------------------------------------------------------------
IV                      5-7 Years                      100                              All
-----------------------------------------------------------------------------------------------------

POINT OF PRESENCE (POP): Setting up of switching center and transmission center of appropriate capacity by NLDO at the LDCC level to provide on demand inter-circle long distance services of prescribed quality and grade of service in a non-discriminatory manner.

                                                                      ANNEXURE-V



                    LIST OF REMOTE/UNECONOMIC AREAS (LDCAS)
                    ---------------------------------------

----------------------------------------------------------------------------------
S.NO        NAME OF THE LDCA                                 NAME OF CIRCLE
----------------------------------------------------------------------------------
1.          Port Blair                                       Andaman & Nicobar
----------------------------------------------------------------------------------
2.          Cachar (Silchar)                                 Assam
------------------------------------------------------------
3.          Bongajgaon
------------------------------------------------------------
4.          Kamrup
------------------------------------------------------------
5.          Dibrugarh
------------------------------------------------------------
6.          Nagaon
------------------------------------------------------------
7.          Jorhat
------------------------------------------------------------
8.          Sonpur (Tejpur)
----------------------------------------------------------------------------------
9.          Kavarathy (Lakshdweep)                           Kerala
----------------------------------------------------------------------------------
10.         Arunachal Pradesh
------------------------------------------------------------
11.         Imphal (Manipur)
------------------------------------------------------------
12.         Shillong (Meghalaya)                             North East
------------------------------------------------------------
13          Aizwal (Mizoram)
------------------------------------------------------------
14.         Kohima (Nagaland)
------------------------------------------------------------
15.         Agartala (Tripura)
----------------------------------------------------------------------------------
16.         Gangtok (Sikkim)                                 West Bengal
----------------------------------------------------------------------------------
17.         Saharsa
------------------------------------------------------------
18.         Dumka
------------------------------------------------------------
19.         Motihari                                         Bihar
----------------------------------------------------------------------------------
20.         Phulbani
------------------------------------------------------------
21.         Baripara                                         Orissa
------------------------------------------------------------
22.         Koraput
----------------------------------------------------------------------------------
23.         Balaghat
------------------------------------------------------------
24.         Betul
------------------------------------------------------------
25.         Jhabua                                           M.P.
------------------------------------------------------------
26.         Mandala
------------------------------------------------------------
27.         Morana
------------------------------------------------------------
28.         Rajgarh
------------------------------------------------------------
29.         Sarguja
----------------------------------------------------------------------------------
30.         Almora
------------------------------------------------------------
31.         Kotdwar
------------------------------------------------------------
32.         Uttarkashi                                       U.P. (West)
----------------------------------------------------------------------------------
33.         Shimla
------------------------------------------------------------
34.         Solan
------------------------------------------------------------
35.         Kullu
------------------------------------------------------------
36.         Mandi                                            H.P.
------------------------------------------------------------
37.         Hamirpur
------------------------------------------------------------
38.         Dharamsala
----------------------------------------------------------------------------------
39.         Srinagar
------------------------------------------------------------
40.         Jammu
------------------------------------------------------------
41.         Udhampur                                         J&K
------------------------------------------------------------
42.         Rajouri
------------------------------------------------------------
43.         Leh
----------------------------------------------------------------------------------

                                                                      ANNEXURE-A



                 FORMAT OF STATEMENT OF REVENUE AND LICENCE FEE
                                          (NAME AND ADDRESS OF OPERATOR)
      -----------------------------------

                         NATIONAL LONG DISTANCE SERVICE
  STATEMENT OF REVENUE AND LICENCE FEE FOR THE QUARTER
                                                       ---------------------
            OF THE FINANCIAL YEAR
                                  ---------------------------

                                                                                           (AMOUNT IN RUPEES)
-------------------------------------------------------------------------------------------------------------
  S.N.    PARTICULARS                               ACTUALS FOR THE     ESTIMATED FOR     CUMULATIVE UPTO
                                                   PREVIOUS QUARTER      THE CURRENT        THE PREVIOUS
                                                                           QUARTER            QUARTER
-------------------------------------------------------------------------------------------------------------
1.        REVENUE FROM SERVICES:
-------------------------------------------------------------------------------------------------------------
      i.  Revenue from provisioning of NLD
          service as defined in clause 2 of
          schedule-I of the Licence agreement
-------------------------------------------------------------------------------------------------------------
     ii.  Revenue from supplementary/value
          added services.
-------------------------------------------------------------------------------------------------------------
    iii.  Service Tax
-------------------------------------------------------------------------------------------------------------
     iv.  Any other income/miscellaneous
          receipt .
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
2.        INCOME FROM INVESTMENTS.
-------------------------------------------------------------------------------------------------------------
      i.  Interest income
-------------------------------------------------------------------------------------------------------------
     ii.  Dividend income
-------------------------------------------------------------------------------------------------------------
    iii.  Any other miscellaneous receipt from
          investments.
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
3.        NON-REFUNDABLE DEPOSITS.
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
4.        REVENUE FROM SHARING/LEASING OF OTHER
          INFRASTRUCTURE
-------------------------------------------------------------------------------------------------------------
5.        MISCELLANEOUS REVENUE.
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
AA        GROSS REVENUE OF THE LICENSEE COMPANY:
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
          DEDUCT:
-------------------------------------------------------------------------------------------------------------
1.        Revenue of pass thru nature actually
          passed on to other service
          providers. (operator-wise details).
          Note: Lease/rent charges for hiring
          of infrastructure not to be deducted.
-------------------------------------------------------------------------------------------------------------
2.        Service Tax paid to the Government.
-------------------------------------------------------------------------------------------------------------
BB        TOTAL DEDUCTIBLE REVENUE
-------------------------------------------------------------------------------------------------------------
CC        ADJUSTED GROSS REVENUE: (AA - BB)
-------------------------------------------------------------------------------------------------------------
          REVENUE SHARE @               OF
                          -------------
          ADJUSTED GROSS REVENUE:
-------------------------------------------------------------------------------------------------------------

                                   AFFIDAVIT
                                   ---------

I                                       , aged about                years son of
  --------------------------------------             --------------
Shri                      , resident of
     ---------------------              --------------------------------------,
do solemnly affirm and state as under:


1.   That I am                                     of
               -----------------------------------    -----------------------
     (Name of the Company), Licensee of
                                       --------------------------------------
     Service in                                   Service Area and I am duly
                ---------------------------------
     authorised by the resolutions dated                              passed by
                                         ----------------------------
     Board of Directors of the Company to furnish affidavit on behalf of
                                    ( Name of the Company).
     ------------------------------

2.   That in compliance of condition No.          of Schedule               Part
                                         --------             -------------
                and Annexure                       of the Licence Agreement
     ----------              ---------------------
     No.                        signed between the Company and the Department
         ----------------------
     Of Telecommunications, for payment of Licence fee, a payment of
     Rs.                         (Rupees                                    is
         -----------------------         ----------------------------------
     being made for the period                         to                     .
                               -----------------------    -------------------
     The details of calculation of `revenue' and Licence fee is as per
     Annexure                 (attached).
              ---------------

3. That the contents in para 1 & 2 and Annexure - A are true and correct to the best of my knowledge, based on the records of the company.


                                                                       Deponent.



VERIFICATION
------------

Verified at                         on                               that the
            -----------------------    -----------------------------
contents of paragraphs 1 to 3 of the affidavit and Annexure - A are true and correct to my knowledge, no part of it is false and nothing has been concealed therefrom.


                                                                       Deponent.

                                                                      ANNEXURE-B



       FORMAT OF AUDITOR'S REPORT ON STATEMENT OF REVENUE AND LICENCE FEE
       ------------------------------------------------------------------

To

The Board of Directors

----------------------------

----------------------------

     We have examined the attached Statement of Revenue and Licence Fee of
                                                    (the name of the operators)
---------------------------------------------------
for the quarter(s) ending              . We have also examined the
                          -------------
reconciliation of the cumulative figures for the quarter(s) ending appearing in the Statement of Revenue and Licence Fee of the
---------------
company with the figures appearing in the profit and loss account of the company
for the year ended                which was audited by us. We understand that
                   --------------
the aforesaid statement(s) (and the reconciliation) is/are to be furnished to the Central Government for assessment of the Licence fee payable by the company to the Government, in terms of the Licence Agreement No.
                                                         -----------------------
signed between the company and the Department of Telecommunications. We report that:

1. We have obtained all the information and explanations which to the best of our knowledge and belief were necessary for the purposes of our audit.

2. In our view, the company has an adequate internal control system in relation to revenues which is commensurate with its size and the nature of its business. The system, in our opinion, provides reasonable assurance that there is no unrecorded revenue and that all revenue is recorded in the proper amount and in the proper period.

3.   No amounts payable in respect of sales tax, service tax or
     PSTN/toll/roaming charges were outstanding at the last day of the quarter(s) for a period of more than two months from the date they became payable, except for the following:
                                        -----------------------

4. In our opinion and to the best of our knowledge and belief and according to the explanations given to us, the Statement has been prepared in accordance with the norms/guidelines contained in the said Licence agreement in this behalf and gives a true and fair view of the revenue and Licence fee payable for the period computed on the basis of the aforesaid guidelines except for the following:

*    Strike off wherever not applicable.

                                                                    ANNEXURE - C



              NORMS FOR PREPARATION OF ANNUAL FINANCIAL STATEMENTS
              ----------------------------------------------------

- Accounts shall be maintained separately for each telecom service operated by the licensee company.

- Any category of accrued revenue, the amount of which exceeds 5% of the total accrued revenue, shall be shown separately and not combined with any other item/category.

-    Accrued Revenue shall indicate:
     (a)  All amounts billable for the period.

     (b) Any billings for previous years that had been omitted from the previous years' P&L Accounts.

     (c) Any non-refundable deposits collected from the customers/franchisees to the extent these are credited to P&L Account for the year.

- Subsidiary registers/ledgers shall be maintained for each item given above so as to enable easy verification.

- Service revenue (amount billable) shall be shown gross and details of discount/rebate indicated separately.

- Security or any other Deposits taken from the subscriber shall be shown separately, for each category, and the amount that has fallen due for refund but not yet paid also disclosed under two categories, namely:

     -    Up to 45 days

     -    More than 45 days.

- Service Tax billed, collected and remitted to the Government shall be shown separately.

- Sales Tax billed, collected and remitted to the Government shall be shown separately.

- Details of Income from sales of goods shall be furnished indicating the income and number of items sold under each category. Method of inventory valuation used shall also be disclosed along with computation of cost of goods sold.

- Sales shall be shown gross and details of discount/rebate allowed and of sales returns shall be shown separately.

- Income from interest and dividend shall be shown separately, without any related expenses being set-off against them on the income side of the P&L Account.

-    Increase/decrease of stock shall be shown separately.

- Details of reversal of previous years' debits, if any, shall be shown component-wise, under the miscellaneous head (eg. Bad debts recovered etc.)

- Item-wise details of income that has been set off against corresponding expenditure.

               PROFORMA FOR BANK GUARANTEE FOR FULFILLING NETWORK
                        ROLL-OUT OBLIGATION FOR PHASE I



To

The President of India
acting through Telegraph Authority

     In consideration of the President of India acting through Telegraph Authority, Sanchar Bhavan, 20 Ashoka Road, New Delhi-110 001
(here                            (Name), Director inafter called the LICENSOR),
      --------------------------
having agreed to grant a LICENCE to M/s
                                        --------------------------------------
of                                                                (hereinafter
   --------------------------------------------------------------
called 'the LICENSEE') to establish, maintain and operate
                                                          --------------------
service (hereinafter called 'the SERVICE') as per LICENCE no.
                                                             -----------------
dated                  (hereinafter called 'the said LICENCE') on the terms and
      ----------------
conditions contained in the said LICENCE, which inter-alia provides for production of a Bank Guarantee to the extent of Rs.100/- crores (Rupees one hundred crores) for completion of phase I of the service by way of security for the due observance and performance of the terms and conditions of clause 9.2 of
the said LICENCE. We                          (name and address and other
                     ------------------------
particulars of the Bank/ the IPFI as the case may be) (hereinafter referred to as 'the Bank'/ `the IPFI') at the request of the LICENSEE hereby irrevocably and unconditionally guarantee to the LICENSOR to ensure performance of all necessary and efficient completion of phase - I of service which may be required to be rendered by the LICENSEE in connection with and/or for the performance of the said LICENCE and further guarantees that the SERVICE which shall be provided by the LICENCE under the said LICENCE, shall be actually performed in accordance with terms & conditions of the LICENCE to the satisfaction of the LICENSOR.

2.   We the bank/             (Name of the IPFI) hereby undertake to pay to the
                 -------------
LICENSOR an amount not exceeding Rs.
                                    -----------------------------------------
(Rupees                            only) against any loss or damage caused to
        ---------------------------
or suffered or would be caused to or suffered by the LICENSOR by reason of any breach by the said LICENSEE of any of the terms and conditions contained in the said LICENCE.

3.   We the bank/         (name of the IPFI) hereby, in pursuance of the terms
                 ---------
of the said LICENCE, absolutely, irrevocably and unconditionally guarantee as primary obliger and not merely as surety for the payment of an amount of Rs 100 crores (Rupees One hundred crores only) to the LICENSOR to secure due and faithful performance by the LICENSEE of all his/their obligations of Phase I under the said LICENCE.

4.   We the bank/           (name of the IPFI) hereby also undertake to pay
                 -----------
the amounts due and payable under this guarantee without any demur, merely on a demand without recourse to the LICENSEE .

5.   We, the bank/            (name of the IPFI) do hereby agree that the
                  ------------
decision of the LICENSOR as to whether the LICENSEE has failed to or neglected to perform or discharge his duties and obligations as aforesaid and/or whether the service is free from deficiencies and defects and is in accordance with or not of the terms & conditions of the said LICENCE and as to the amount payable
to the LICENSOR by the Bank/            (name of the IPFI) hereunder shall be
                            ------------
final and binding on the Bank/           (name of the IPFI).
                              -----------

6.   WE, THE BANK/          (name of the IPFI), DO HEREBY DECLARE AND AGREE
                  ----------
that the

(a) Guarantee herein contained shall remain in full force and effect for a period of Two Years from the date hereof and that it shall continue to be enforceable till all the dues of the LICENSOR and by virtue of the said LICENCE have been fully paid and its claims satisfied or discharged or till LICENSOR satisfies that the terms and conditions of the said LICENCE have been fully and properly carried out by the said LICENSEE and accordingly discharged this guarantee.

(b) The LICENSOR shall have the fullest liberty without our consent and without affecting in any manner our obligations hereunder to vary any of the terms and conditions of the said LICENCE or to extend time of performance of any obligations by the said LICENSEE from time to time or to postpone for any time or from time to time any of the powers exercisable by the LICENSOR against the said LICENSEE and to forbear or to enforce any of the terms and conditions relating to the said LICENCE and we shall not be relieved from our liability by reason of any variation or extension being granted to the said LICENSEE or forbearance act or omission on the part of the LICENSOR or any indulgence by the LICENSOR to the said LICENSEE or to give such matter or thing whatsoever which under the law relating to sureties would but for this provision, have effect of so relieving us.

(c) Any claim which we have against the LICENSEE shall be subject and subordinate to the prior payment and performance in full of all the obligations of us hereunder and we will not without prior written consent of the LICENSOR exercise any legal right or remedy of any kind in respect of any such payment or performance so long as the obligations of us hereunder remains owing and outstanding.

(d) This Guarantee shall be irrevocable and the obligations of us herein shall not be conditional of any prior notice by us or by the LICENSEE.

(e)  This Guarantee will continue to remain valid even if there is a change in
the constitution of us (the BANK/            (name of the IPFI)) or the
                                 ------------
LICENSEE.

7.   We the BANK/            (name of the IPFI) undertake not to revoke this
                 ------------
Guarantee during its currency except with the previous consent of the LICENSOR in writing.


Dated                           day                                     for
      -------------------------     -----------------------------------

-----------------------------------------------------------------------------
(name of the Bank/             (name of the IPFI))
                  -------------

Witness:

1                                      2
  ------------------------------------   --------------------------------

            PROFORMA FOR BANK GUARANTEE FOR FULFILLING NETWORK ROLL-
                          OUT OBLIGATION FOR PHASE II


To

The President of India
acting through Telegraph Authority


In consideration of the President of India acting through Telegraph Authority, Sanchar Bhavan, 20 Ashoka Road, New Delhi - 110 001 (hereinafter called the LICENSOR), having agreed to grant a LICENCE to
M/s
    --------------------------------------------------------
of                                         hereinafter called `the LICENSEE') to
   ---------------------------------------
establish, maintain and operate                          service (hereinafter
                                ------------------------
called `the Service') as per LICENCE no                  dated
                                        ----------------       -----------------
(hereinafter called `the said LICENCE') on the terms and conditions contained in the said LICENCE, which inter-alia provides for production of a Bank Guarantee to the extent of Rs.100/- crores (Rupees one hundred crores) for completion of phase II of the service by way of security for the due observance and performance of the terms and conditions of clause 9.2 of the said LICENCE.
We                          (indicate the name and address and other particulars
   ------------------------
of the Bank/the IPFI as the case may be) (hereinafter referred to as `the Bank'/the IPFI) at the request of the LICENSEE hereby irrevocably and unconditionally guarantee to the LICENSOR to ensure performance of all necessary and efficient completion of phase-II of service which may be required to be rendered by the LICENSEE in connection with and/or for the performance of the said LICENCE and further guarantees that the service which shall be provided by the LICENSEE under the said LICENCE, shall be actually performed in accordance with terms & conditions of the LICENCE to the satisfaction of the LICENSOR.

2. We the bank/                         (name of the IPFI) hereby undertake to
               ------------------------
pay to the LICENSOR an amount not exceeding Rs.
                                               ---------------------------

(Rupees                               only) against any loss or damage caused to
        ------------------------------
or suffered or would be caused to or suffered by the LICENSOR by reason of any breach by the said LICENSEE of any of the terms and conditions contained in the said LICENCE.

3. We the bank/             (name of the IPFI) hereby, in pursuance of the terms
               -------------
of the said LICENCE, absolutely, irrevocably and unconditionally guarantee as primary obliger and not merely as surety for the payment of an amount of Rs.100 crores (Rupees One hundred crores only) to the LICENSOR to secure due and faithful performance by the LICENSEE of all his/their obligations of Phase II under the said LICENCE.

4. We the bank/              (name of the IPFI) hereby also undertake to pay the
               --------------
amounts due and payable under this guarantee without any demur, merely on a demand without recourse to the LICENSEE.

5. We, the bank/           (name of the IPFI), do hereby agree that the decision
                ----------
of the LICENSOR as to whether the LICENSEE has failed to or neglected to perform or discharge his duties and obligations as aforesaid and/or whether the service is free from deficiencies and defects and is in accordance with or not of the terms & conditions of the said LICENCE and as to the amount payable to the
LICENSOR by the Bank/           (name of the IPFI) hereunder shall be final and
                     -----------
binding on the Bank.

6. WE, THE BANK/            (name of the IPFI), DO HEREBY DECLARE AND AGREE that
                ------------
the

(a) Guarantee herein contained shall remain in full force and effect for a period of Three Years from the date hereof and that it shall continue to be enforceable till all the dues of the LICENSOR and by virtue of the said LICENCE have been fully paid and its claims satisfied or discharged or till LICENSOR satisfies that the terms and conditions of the said LICENCE have been fully and properly carried out by the said LICENSEE and accordingly discharged this guarantee.

(b) The LICENSOR shall have the fullest liberty without our consent and without affecting in any manner our obligations hereunder to vary any of the terms and conditions of the said LICENCE or to extend time of performance of any obligations by the said LICENSEE from time to time or to postpone for any time or from time to time any of the powers exercisable by the LICENSOR against the said LICENSEE and to forbear or to enforce any of the terms and conditions relating to the said LICENCE and we shall not be relieved from our liability by reason of any variation or extension being granted to the said LICENSEE or forbearance act or omission on the part of the LICENSOR or any indulgence by the LICENSOR to the said LICENSEE or to give such matter or thing whatsoever which under the law relating to sureties would but for this provision, have effect of so relieving us.

(c) Any claim which we have against the LICENSEE shall be subject and subordinate to the prior payment and performance in full of all the obligations of us hereunder and we will not without prior written consent of the LICENSOR exercise any legal right or remedy of any kind in respect of any such payment or performance so long as the obligations of us hereunder remains owing and outstanding.

(d) This Guarantee shall be irrevocable and the obligations of us herein shall not be conditional of any prior notice by us or by the LICENSEE.

(e) This Guarantee will continue to remain valid even if there is a change in
the constitution of us (the BANK/                (name of the IPFI)) or the
                                 ----------------
LICENSEE.

7. We the BANK/               (name of the IPFI) undertake not to revoke this
               ---------------
Guarantee during its currency except with the previous consent of the LICENSOR in writing.

Dated                                    day                                for
      ----------------------------------     ------------------------------

--------------------------------------------------------------------------------
                               (name of the Bank/            (name of the IPFI))
                                                 ------------

Witness:

1                                           2
  -----------------------------------------   ----------------------------------

            PROFORMA FOR BANK GUARANTEE FOR FULFILLING NETWORK ROLL-
                          OUT OBLIGATION FOR PHASE III


To

The President of India
acting through Telegraph Authority


In consideration of the President of India acting through Telegraph Authority, Sanchar Bhavan, 20 Ashoka Road, New Delhi - 110 001 (hereinafter called the LICENSOR), having agreed to grant a LICENCE to M/s
                                                  ------------------------------
of                             (hereinafter called `the LICENSEE') to establish,
  -----------------------------
maintain and operate                                       service (hereinafter
                     -------------------------------------
called `the Service') as per LICENCE no
                                        ----------------------------
dated                  (hereinafter called `the said LICENCE') on the terms and
     -----------------
conditions contained in the said LICENCE, which inter-alia provides for
production of a Bank Guarantee to the extent of Rs.   100/- crores (Rupees one
                                                   ---
hundred crores) for completion of phase III of the service by way of security for the due observance and performance of the terms and conditions of clause 9.2
of the said LICENCE. We                          (indicate the name and address
                       --------------------------
and other particulars of the Bank/the IPFI as the case may be (hereinafter referred to as `the Bank'/the IPFI) at the request of the LICENSEE hereby irrevocably and unconditionally guarantee to the LICENSOR to ensure performance of all necessary and efficient completion of phase-III of service which may be required to be rendered by the LICENSEE in connection with and/or for the performance of the said LICENCE and further guarantees that the service which shall be provided by the LICENSEE under the said LICENCE, shall be actually performed in accordance with terms & conditions of the LICENCE to the satisfaction of the LICENSOR.

2. We the bank/              (name of the IPFI) hereby undertake to pay to the
               -------------
LICENSOR an amount not exceeding Rs.
                                    -------------------------------
(Rupees                             only) against any loss or damage caused to
       -----------------------------
or suffered or would be caused to or suffered by the LICENSOR by reason of any breach by the said LICENSEE of any of the terms and conditions contained in the said LICENCE.

3. We the bank/            (name of the IPFI) hereby, in pursuance of the terms
               ------------
of the said LICENCE, absolutely, irrevocably and unconditionally guarantee as primary obliger and not merely as surety for the payment of an amount of Rs.100 crores (Rupees One hundred crores only) to the LICENSOR to secure due and faithful performance by the LICENSEE of all his/their obligations of Phase III under the said LICENCE.

4. We the bank/             (name of the IPFI)hereby also undertake to pay the
               ------------
amounts due and payable under this guarantee without any demur, merely on a demand without recourse to the LICENSEE.

5. We, the bank/           (name of the IPFI), do hereby agree that the decision
                -----------
of the LICENSOR as to whether the LICENSEE has failed to or neglected to perform or discharge his duties and obligations as aforesaid and/or whether the service is free from deficiencies and defects and is in accordance with or not of the terms & conditions of the said LICENCE and as to the amount payable to the
LICENSOR by the Bank/           (name of the IPFI) hereunder shall be final and
                     -----------
binding on the Bank/                  (name of the IPFI).
                    -----------------

6. WE, THE BANK/            (name of the IPFI), DO HEREBY DECLARE AND AGREE that
                ------------
the

(a) Guarantee herein contained shall remain in full force and effect for a period of Four Years from the date hereof and that it shall continue to be enforceable till all the dues of the LICENSOR and by virtue of the said LICENCE have been fully paid and its claims satisfied or discharged or till LICENSOR satisfies that the terms and conditions of the said LICENCE have been fully and properly carried out by the said LICENSEE and accordingly discharged this guarantee.

(b) The LICENSOR shall have the fullest liberty without our consent and without affecting in any manner our obligations hereunder to vary any of the terms and conditions of the said LICENCE or to extend time of performance of any obligations by the said LICENSEE from time to time or to postpone for any time or from time to time any of the powers exercisable by the LICENSOR against the said LICENSEE and to forbear or to enforce any of the terms and conditions relating to the said LICENCE and we shall not be relieved from our liability by reason of any variation or extension being granted to the said LICENSEE or forbearance act or omission on the part of the LICENSOR or any indulgence by the LICENSOR to the said LICENSEE or to give such matter or thing whatsoever which under the law relating to sureties would but for this provision, have effect of so relieving us.

(c) Any claim which we have against the LICENSEE shall be subject and subordinate to the prior payment and performance in full of all the obligations of us hereunder and we will not without prior written consent of the LICENSOR exercise any legal right or remedy of any kind in respect of any such payment or performance so long as the obligations of us hereunder remains owing and outstanding.

(d) This Guarantee shall be irrevocable and the obligations of us herein shall not be conditional of any prior notice by us or by the LICENSEE.

(e) This Guarantee will continue to remain valid even if there is a change in
the constitution of us (the BANK/               (name of the IPFI)) or the
                                 ---------------
LICENSEE.

7. We the BANK/                  (name of the IPFI) undertake not to revoke
               -----------------
this Guarantee during its currency except with the previous consent of the LICENSOR in writing.

Dated                           day                                      for
     ---------------------------   -------------------------------------

-------------------------------------------------------------------------------
                                                     (name of the Bank/the IPFI)

Witness:

1                                          2
  ----------------------------------------   -----------------------------------

            PROFORMA FOR BANK GUARANTEE FOR FULFILLING NETWORK ROLL-
                          OUT OBLIGATION FOR PHASE IV


To

The President of India
acting through Telegraph Authority


In consideration of the President of India acting through Telegraph Authority, Sanchar Bhavan, 20 Ashoka Road, New Delhi - 110 001 (hereinafter called the LICENSOR), having agreed to grant a LICENCE to M/s
                                                  ------------------------------
of                           (hereinafter called `the LICENSEE') to establish,
  --------------------------
maintain and operate                                       service (hereinafter
                    --------------------------------------
called `the Service') as per LICENCE no
                                       ----------------------
dated                 (hereinafter called `the said LICENCE') on the terms and
     -----------------
conditions contained in the said LICENCE, which inter-alia provides for
production of a Bank Guarantee to the extent of Rs.   100/- crores (Rupees one
                                                   ---
hundred crores) for completion of phase IV of the service by way of security for the due observance and performance of the terms and conditions of clause 9.2
of the said LICENCE. We                          (indicate the name and address
                       --------------------------
and other particulars of the Bank/IPFI as the case may be) (hereinafter referred to as `the Bank'/the IPFI) at the request of the LICENSEE hereby irrevocably and unconditionally guarantee to the LICENSOR to ensure performance of all necessary and efficient completion of phase-IV of service which may be required to be rendered by the LICENSEE in connection with and/or for the performance of the said LICENCE and further guarantees that the service which shall be provided by the LICENSEE under the said LICENCE, shall be actually performed in accordance with terms & conditions of the LICENCE to the satisfaction of the LICENSOR.

2. We the bank/               (name of the IPFI) hereby undertake to pay to the
               ---------------
LICENSOR an amount not exceeding Rs.
                                     ------------------------------
(Rupees                              only) against any loss or damage caused to
       ------------------------------
or suffered or would be caused to or suffered by the LICENSOR by reason of any breach by the said LICENSEE of any of the terms and conditions contained in the said LICENCE.

3. We the bank/            (name of the IPFI) hereby, in pursuance of the terms
               ------------
of the said LICENCE, absolutely, irrevocably and unconditionally guarantee as primary obliger and not merely as surety for the payment of an amount of Rs.100 crores (Rupees One hundred crores only) to the LICENSOR to secure due and faithful performance by the LICENSEE of all his/their obligations of Phase IV under the said LICENCE.

4. We the bank/             (name of the IPFI) hereby also undertake to pay the
               -------------
amounts due and payable under this guarantee without any demur, merely on a demand without recourse to the LICENSEE.

5. We, the bank/            (name of the IPFI), do hereby agree that the
                ------------
decision of the LICENSOR as to whether the LICENSEE has failed to or neglected to performor discharge his duties and obligations as aforesaid and/or whether the service is free from deficiencies and defects and is in accordance with or not of the terms & conditions of the said LICENCE and as to the amount payable
to the LICENSOR by the Bank/            (name of the IPFI) hereunder shall be
                            ------------
final and binding on the Bank/               (name of the IPFI).
                              ---------------

6. WE, THE BANK/                (Name of the IPFI), DO HEREBY DECLARE AND AGREE
                ----------------
that the

(a) Guarantee herein contained shall remain in full force and effect for a period of Seven Years from the date hereof and that it shall continue to be enforceable till all the dues of the LICENSOR and by virtue of the said LICENCE have been fully paid and its claims satisfied or discharged or till LICENSOR satisfies that the terms and conditions of the said LICENCE have been fully and properly carried out by the said LICENSEE and accordingly discharged this guarantee.

(b) The LICENSOR shall have the fullest liberty without our consent and without affecting in any manner our obligations hereunder to vary any of the terms and conditions of the said LICENCE or to extend time of performance of any obligations by the said LICENSEE from time to time or to postpone for any time or from time to time any of the powers exercisable by the LICENSOR against the said LICENSEE and to forbear or to enforce any of the terms and conditions relating to the said LICENCE and we shall not be relieved from our liability by reason of any variation or extension being granted to the said LICENSEE or forbearance act or omission on the part of the LICENSOR or any indulgence by the LICENSOR to the said LICENSEE or to give such matter or thing whatsoever which under the law relating to sureties would but for this provision, have effect of so relieving us.

(c) Any claim which we have against the LICENSEE shall be subject and subordinate to the prior payment and performance in full of all the obligations of us hereunder and we will not without prior written consent of the LICENSOR exercise any legal right or remedy of any kind in respect of any such payment or performance so long as the obligations of us hereunder remains owing and outstanding.

(d) This Guarantee shall be irrevocable and the obligations of us herein shall not be conditional of any prior notice by us or by the LICENSEE.

(e) This Guarantee will continue to remain valid even if there is a change in
the constitution of us (the BANK/                   (name of the IPFI)) or the
                                 -------------------
LICENSEE.

7. We the BANK/                (name of the IPFI) undertake not to revoke this
               ----------------
Guarantee during its currency except with the previous consent of the LICENSOR in writing.

Dated                                day                                   for
      ------------------------------      --------------------------------

-------------------------------------------------------------------------------
                                                     (name of the Bank/the IPFI)

Witness:

1                                            2
  -----------------------------------------    ---------------------------------

                     PROFORMA FOR FINANCIAL BANK GUARANTEE

To
     The President of India
     Acting through Telegraph Authority

     In consideration of the President of India acting through Telegraph Authority, Sanchar Bhavan, 20 Ashoka Road, New Delhi - 110 001 (hereinafter called the LICENSOR), having agreed to grant a LICENCE to M/s
                                                             -------------------
of                            (hereinafter called `the LICENSEE') to establish,
   --------------------------
maintain and operate National Long Distance Service (hereinafter called the
SERVICE) in accordance with the LICENCE No.                       dated
                                            ---------------------       --------
(hereinafter called `the LICENCE') on the terms and conditions contained in the said LICENCE which interalia provides for production of a Bank Guarantee to the
extent of Rs. (          in words) under the said LICENCE by way of security for
               ---------
payment of the said LICENCE fee as well as such other fees/dues or charges required to be paid by the LICENSEE under the LICENCE, We
                                                          ----------------------
(indicate the name and address and other particulars of the Bank/the IPFI as the case may be) (hereinafter referred to as `the Bank/the IPFI') at the request of the LICENSEE hereby irrevocably and unconditionally guarantee to the
             LICENSOR of all payments payable by the LICENSEE under the LICENCE,
------------
including but not limited to, the LICENCE fee and other charges.

2.   We, the Bank/            (name of the IPFI), hereby undertake to pay to the
                  -----------
                                                    LICENSOR an amount not
---------------------------------------------------
exceeding Rs.               (Rupees                   only) against any loss or
              -------------         -----------------
damage caused to or suffered or would be caused to or suffered by the LICENSOR by reason of any failure of the LICENSEE to pay all the above mentioned fees, dues and charges or any part thereof within the periods stipulated in the LICENCE or failure of the LICENSEE to keep renewed and alive this bank guarantee till the determination of the LICENSEE by efflux of time.

3.   We, the Bank/             (name of the IPFI), hereby further undertake to
                  ------------
pay as primary obliger and not merely as surety to pay such sum not exceeding
Rs.                 (Rupees                 only) to the LICENSOR immediately on
    ---------------         ---------------
demand and without demur.

4.   WE, THE BANK/             (name of the IPFI), DO HEREBY DELCARE AND AGREE
                  ------------
that the decision of the LICENSOR as to whether LICENSEE has failed to pay the said LICENCE fees or any other fees or charge or any part thereof payable under the said LICENCE or failed to renew the bank guarantee and as to the amount
payable to the LICENSOR by the Bank/             (name of the IPFI) hereunder
                                    ------------
shall be final and binding on us.

5.   WE, THE BANK/             (name of the IPFI), DO HEREBY DELARE AND AGREE
                  ------------
that the

(a) Guarantee herein contained shall remain in full force and effect for a period of six months from the date hereof and that it shall continue to be enforceable till all the dues of the LICENSOR and by virtue of the said LICENCE have been fully paid and its claims satisfied or discharged or till LICENSOR satisfies that the terms and conditions of the said LICENCE have been fully and properly carried out by the said LICENSEE and accordingly discharged this guarantee.

(b) The LICENSOR shall have the fullest liberty without our consent and without affecting in any manner our obligations hereunder to vary any of the terms and conditions of the said LICENSEE or to extend time of performance of any obligations by the said LICENSEE from time to time or to postpone for any time or from time to time any of the powers exercisable by the LICENSOR against the said LICENSEE and to forebear or to enforce any of the terms and conditions relating to the said LICENCE and we shall not be relieved from our liability by reason of any forbearance act or omission on the part of the LICENSOR or any indulgence by the LICENSOR to the said LICENSEE or to give such matter or thing whatsoever which under the law relating to sureties would but for this provision, have effect of so relieving us.

(c) Any claim which we have against the LICENSEE shall be subject and subordinate to the prior payment and performance in full of the obligations of us hereunder and we will not without prior written consent of the LICENSOR exercise any legal right or remedy of any kind in respect of any such payment or performance so long as the obligations of us hereunder remains owing and outstanding.

(d) This Guarantee shall be irrevocable and the obligations of us herein shall not be conditional of any prior notice by us or by the LICENSEE.


(e)  This Guarantee will continue to remain valid even if there is a change in
the constitution of us (the BANK/             (name of the IPFI)) or the
                                 ------------
LICENSEE.

6.   We the BANK/             (name of the IPFI) undertake not to revoke this
                 ------------
Guarantee during its currency except with the previous consent of the LICENSOR in writing.



Dated                 day
      ---------------     ---------------

for
    -----------------
                                                     (name of the Bank)


Witness:

1                                        2
 ---------------------------------------- --------------------------------------

                      PROFORMA FOR FINANCIAL BANK GUARANTEE
                             (FOR WPC FEE/ROYALITY)

To
     The President of India
     Acting through Telegraph Authority

     In consideration of the President of India acting through Telegraph Authority, Sanchar Bhavan, 20 Ashoka Road, New Delhi - 110 001 (hereinafter called the LICENSOR), having agreed to grant a LICENCE to M/s
                                                              ------------------
of                           (hereinafter called `the LICENSEE') to establish,
   -------------------------

maintain and operate National Long Distance Service (hereinafter called the SERVICE) in accordance with the LICENCE No.
                                            ------------------------------------
dated            (hereinafter called `the LICENCE') on the terms and conditions
      ----------
contained in the said LICENCE which interalia provides for production of a Bank
Guarantee to the extent of Rs. (           in words) under the said LICENCE by
                                ----------
way of security for payment of the said fee/royalty for the use of spectrum and possession of wireless telegraphy equipment payable by the LICENSEE under
the LICENCE, We                    (indicate the name and address and other
                ------------------
particulars of the Bank/the IPFI as the case may be) (hereinafter referred to as `the Bank'/the IPFI) at the request of the LICENSEE hereby irrevocably and
unconditionally guarantee to the             LICENSOR of all payments payable by
                                 -----------
the LICENSEE under the LICENCE, including but not limited to, the fee/royalty for the use of spectrum and possession of wireless telegraphy equipment.

2.   We, the Bank/             (name of the IPFI), hereby undertake to pay to
                  ------------
the               LICENSOR an amount not exceeding Rs.                (Rupees
    -------------                                      --------------
               only) against any loss or damage caused to or suffered or would
--------------
be caused to or suffered by the

LICENSOR by reason of any failure of the LICENSEE to pay all the above mentioned fees, dues and charges or any part thereof within the periods stipulated in the LICENCE.

3.   We, the Bank/             (name of the IPFI), hereby further undertake to
                  ------------
pay as primary obliger and not merely as surety to pay such sum not exceeding
Rs.                (Rupees                 only) to the LICENSOR immediately on
    --------------         ---------------
demand and without demur.

4.   WE, THE BANK/             (name of the IPFI), DO HEREBY DELCARE AND AGREE
                  ------------
that the decision of the LICENSOR as to whether LICENSEE has failed to pay the said fee/royalty or any part thereof payable under the said LICENCE and as to
the amount payable to the LICENSOR by the Bank/             (name of the IPFI)
                                               ------------
hereunder shall be final and binding on us.

5.   WE, THE BANK/             (name of the IPFI), DO HEREBY DELARE AND AGREE
                  ------------
that the

(a) Guarantee herein contained shall remain in full force and effect for a period of six months from the date hereof and that it shall continue to be enforceable till all the dues of the LICENSOR and by virtue of the said LICENCE have been fully paid and its claims satisfied or discharged or till LICENSOR satisfies that the terms and conditions of the said LICENCE have been fully and properly carried out by the said LICENSEE and accordingly discharged this guarantee.

(b) The LICENSOR shall have the fullest liberty without our consent and without affecting in any manner our obligations hereunder to vary any of the terms and conditions of the said LICENSEE or to extend time of performance of any obligations by the said LICENSEE from time to time or to postpone for any time or from time to time any of the powers exercisable by the LICENSOR against the said LICENSEE and to forebear or to enforce any of the terms and conditions relating to the said LICENCE and we shall not be relieved from our liability by reason of any forbearance act or omission on the part of the LICENSOR or any indulgence by the LICENSOR to the said LICENSEE or to give such matter or thing whatsoever which under the law relating to sureties would but for this provision, have effect of so relieving us.

(c) Any claim which we have against the LICENSEE shall be subject and subordinate to the prior payment and performance in full of the obligations of us hereunder and we will not without prior written consent of the LICENSOR exercise any legal right or remedy of any kind in respect of any such payment or performance so long as the obligations of us hereunder remains owing and outstanding.

(d) This Guarantee shall be irrevocable and the obligations of us herein shall not be conditional of any prior notice by us or by the LICENSEE.

(e)  This Guarantee will continue to remain valid even if there is a change in
the constitution of us (the BANK/             (name of the IPFI)) or the
                                 ------------
LICENSEE.

6.   We the BANK/             (name of the IPFI) undertake not to revoke this
                 ------------
Guarantee during its currency except with the previous consent of the LICENSOR in writing.


Dated                day
      --------------     ------------
for
    -------------------
                                                (name of the Bank/
                                                                  --------------
                                                (name of the IPFI))


Witness:

1                                        2
 ---------------------------------------- --------------------------------------

                           FILE. NO. 10-50/2001-BS-I
                           MINISTRY OF COMMUNICATIONS
                        DEPARTMENT OF TELECOMMUNICATIONS
                         SANCHAR BHAVAN, 20-ASHOKA ROAD
                              NEW DELHI - 110 001


                                                                 DATE 29.01.2002
TO

VIDESH SANCHAR NIGAM LIMITED,
VIDESH SANCHAR BHAVAN,
MG ROAD, FORT
MUMBAI - 400001.

                      (ATTN. SHRI G. PALANIAPPAN, SR. G.M.)

SUBJECT: LETTER OF INTENT (LOI) FOR AWARD OF LICENCE FOR NLD SERVICE -- SIGNING
         OF LICENCE REGARDING.

SIR,

     WITH REFERENCE TO YOUR LETTER NO. VND/NLD/2002 DATED 30-01-2002 ON THE ABOVE SUBJECT, IT IS INFORMED THAT THE SPECIAL CONDITION OFFERED TO VSNL TO COMPENSATE THE LIKELY LOSSES IN LIEU OF PREPONMENT OF DEMONOPOLISATION HAS BEEN INCORPORATED IN THE LICENCE AGREEMENT FOR NLD SERVICE AT PARA - 5.3. A COPY OF THE LICENCE AGREEMENT IS ENCLOSED.

                                                                            SD/-
                                                                   (M.S. SHAMSI)
                                                          SECTION OFFICER (BS-I)
                                                                    TEL: 3036135
                                                                         3036109

1ST YEAR COVERAGE

--------------------------------------------------------------------------------
S.N.         YEAR-1                               CIRCLE
--------------------------------------------------------------------------------
1            Chennai                              CHENNAI
--------------------------------------------------------------------------------
2            Delhi                                DELHI
--------------------------------------------------------------------------------
3            Ahmedabad                            GUJARAT
-------------------------------------------------
4            Nadia
--------------------------------------------------------------------------------
5            Ambala
-------------------------------------------------
6            Gurgaon                              HARYANA
-------------------------------------------------
7            Karnal
--------------------------------------------------------------------------------
8            Bangalore                            KARNATAKA
--------------------------------------------------------------------------------
9            Ernakulam
-------------------------------------------------
10           Thrissur
-------------------------------------------------
11           Kottayam
-------------------------------------------------
12           Quilon                               KERALA
-------------------------------------------------
13           Allepy
-------------------------------------------------
14           Palaghat
-------------------------------------------------
15           Trivendrum
--------------------------------------------------------------------------------
16           Mumbai
-------------------------------------------------
17           Nagpur
------------------------------------------------- MAHARASHTRA
18           Pune
-------------------------------------------------
19           Kalyan
--------------------------------------------------------------------------------
20           Jallandhur
-------------------------------------------------
21           Chandigarh                           PUNJAB
-------------------------------------------------
22           Amritsar
--------------------------------------------------------------------------------
23           Coimbatore
-------------------------------------------------
24           Salem
-------------------------------------------------
25           Trichy
-------------------------------------------------
26           Erode                                TAMIL NADU
-------------------------------------------------
27           Thanhavur
-------------------------------------------------
28           Vellore
-------------------------------------------------
29           Madurai
--------------------------------------------------------------------------------
30           Lucknow
-------------------------------------------------
31           Ghaziabad
------------------------------------------------- UP
32           Khanpur
--------------------------------------------------------------------------------

2ND YEAR COVERAGE

--------------------------------------------------------------------------------
S.N.         YEAR-2                               CIRCLE
--------------------------------------------------------------------------------
1            Hyderabad
------------------------------------------------- AP
2            Guntur
--------------------------------------------------------------------------------
3            Patna                                BIHAR
--------------------------------------------------------------------------------
4            Mehsana
-------------------------------------------------
5            Valsad                               GUJARAT
-------------------------------------------------
6            Vododra
--------------------------------------------------------------------------------
7            Rohtak                               HARYANA
--------------------------------------------------------------------------------
8            Tiruvalla                            KERALA
-------------------------------------------------
9            Calicut
--------------------------------------------------------------------------------
10           Kolhapur                             MAHARASHTRA
-------------------------------------------------
11           Satara
--------------------------------------------------------------------------------
12           Bhopal
-------------------------------------------------
13           Indore                               MP
-------------------------------------------------
14           Morena
--------------------------------------------------------------------------------
15           Jaipur
------------------------------------------------- RAJASTHAN
16           Udaipur
--------------------------------------------------------------------------------
17           Agra                                 UP
--------------------------------------------------------------------------------


3RD YEAR COVERAGE

--------------------------------------------------------------------------------
S.N.         YEAR-3                               CIRCLE
--------------------------------------------------------------------------------
1            Rajamundari
-------------------------------------------------
2            Ekuru
-------------------------------------------------
3            Krishna
-------------------------------------------------
4            Vishakapatnam
-------------------------------------------------
5            Vizianagaram
-------------------------------------------------
6            Anantpur
-------------------------------------------------
7            Kurnool                              AP
-------------------------------------------------
8            Nellore
-------------------------------------------------
9            Nalgonda
-------------------------------------------------
10           Mehboobnagar
-------------------------------------------------
11           Medak
-------------------------------------------------
12           Nizambad
-------------------------------------------------
13           Prakasham
-------------------------------------------------
14           Adilabad
-------------------------------------------------
15           Srikakulam
--------------------------------------------------------------------------------
16           Dhambad                              BIHAR
-------------------------------------------------

--------------------------------------------------------------------------------
S.N.         YEAR-3                               CIRCLE
--------------------------------------------------------------------------------
17           Arrah
--------------------------------------------------------------------------------
18           Junagarh
-------------------------------------------------
19           Bhavnagar
-------------------------------------------------
20           Bharuch
-------------------------------------------------
21           Jamnagar                             GUJARAT
-------------------------------------------------
22           Godhra
-------------------------------------------------
23           Rajkor
-------------------------------------------------
24           Surat
-------------------------------------------------
25           Amreli
--------------------------------------------------------------------------------
26           Hisar                                HARYANA
-------------------------------------------------
27           Sonapat
--------------------------------------------------------------------------------
28           Mangalore
-------------------------------------------------
29           Belgaum                              KARNATAKA
-------------------------------------------------
30           Mysore
-------------------------------------------------
31           Mandya
--------------------------------------------------------------------------------
32           Ahmednagar
-------------------------------------------------
33           Panaji
-------------------------------------------------
34           Solapur                              MAHARASHTRA
-------------------------------------------------
35           Aurangabad
-------------------------------------------------
36           Sangli
-------------------------------------------------
37           Nasik
--------------------------------------------------------------------------------
38           Ujjain
-------------------------------------------------
39           Ratlam
-------------------------------------------------
40           Itarsi
-------------------------------------------------
41           Gwalior                              MP
-------------------------------------------------
42           Dewas
-------------------------------------------------
43           Guna
-------------------------------------------------
44           Betul
-------------------------------------------------
45           Shivpuri
-------------------------------------------------
46           Jhabua
--------------------------------------------------------------------------------
47           Cuttack
-------------------------------------------------
48           Behrampur
------------------------------------------------- ORISSA
49           Belasore
-------------------------------------------------
50           Baripada
--------------------------------------------------------------------------------
51           Ferozpur
-------------------------------------------------
52           Ludhiana
------------------------------------------------- PUNJAB
53           Patiala
-------------------------------------------------
54           Bhatinda
--------------------------------------------------------------------------------
55           Ajmer                                RAJASTHAN
--------------------------------------------------------------------------------
56           Ririunelvelli
-------------------------------------------------
57           Cuddalore
-------------------------------------------------
58           Kancheepuram                         TN
-------------------------------------------------
59           Nagarcoil
-------------------------------------------------
60           Virudhanagar
-------------------------------------------------
61           Pondicherry
-------------------------------------------------

--------------------------------------------------------------------------------
S.N.         YEAR-3                               CIRCLE
--------------------------------------------------------------------------------
62           Dharmapuri
--------------------------------------------------------------------------------
63           Meerut
-------------------------------------------------
64           Saharanpur
-------------------------------------------------
65           Allahabad
-------------------------------------------------
66           Dehradun
-------------------------------------------------
67           Varansai
-------------------------------------------------
68           Muradabad
-------------------------------------------------
69           Muzafarnagar                         UP
-------------------------------------------------
70           Bareilly
-------------------------------------------------
71           Mathura
-------------------------------------------------
72           Rampur
-------------------------------------------------
73           Sitapur
-------------------------------------------------
74           Unnao
-------------------------------------------------
75           Fathehpur
-------------------------------------------------
76           Shahjahanpur
--------------------------------------------------------------------------------
77           Calcutta
-------------------------------------------------
78           Asansole                             WB
-------------------------------------------------
79           Kharagpur
--------------------------------------------------------------------------------


4TH YEAR COVERAGE

--------------------------------------------------------------------------------
S.N.         YEAR-4                               CIRCLE
--------------------------------------------------------------------------------
1            Guwahati                             ASSAM
--------------------------------------------------------------------------------
2            Bhuj
-------------------------------------------------
3            Himmatnagar
------------------------------------------------- GUJRAT
4            Palanpur
-------------------------------------------------
5            Surendranagar
--------------------------------------------------------------------------------
6            Jind                                 HARYANA
-------------------------------------------------
7            Narnaul
--------------------------------------------------------------------------------
8            Shimla                               HP
--------------------------------------------------------------------------------
9            Hubli
-------------------------------------------------
10           Bijapur
-------------------------------------------------
11           Shimoga
-------------------------------------------------
12           Davangere
-------------------------------------------------
13           Kolar
-------------------------------------------------
14           Tumkur                               KARNATAKA
-------------------------------------------------
15           Hassan
-------------------------------------------------
16           Karwar
-------------------------------------------------
17           Gulbarga
-------------------------------------------------
18           Raichur
-------------------------------------------------
19           Chikmagalur
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
S.N.         YEAR-4                               CIRCLE
--------------------------------------------------------------------------------
20           Kannur                               KERALA
--------------------------------------------------------------------------------
21           Raigarh
-------------------------------------------------
22           Amravati
-------------------------------------------------
23           Raigarh
-------------------------------------------------
24           Ratnagiri
-------------------------------------------------
25           Akola
-------------------------------------------------
26           Latur
-------------------------------------------------
27           Chandrapur
-------------------------------------------------
28           Dhule
-------------------------------------------------
29           Nanded
-------------------------------------------------
30           Bhandara                             MAHARASHTRA
-------------------------------------------------
31           Buldana
-------------------------------------------------
32           Parbhani
-------------------------------------------------
33           Wardha
-------------------------------------------------
34           Yeotmal
-------------------------------------------------
35           Bhir
-------------------------------------------------
36           Jaina
-------------------------------------------------
37           Osmanabad
-------------------------------------------------
38           Gadchiroli
-------------------------------------------------
39           Kudal
--------------------------------------------------------------------------------
40           Raipur
-------------------------------------------------
41           Jabalpur
-------------------------------------------------
42           Bilaspur
-------------------------------------------------
43           Durg
-------------------------------------------------
44           Mandsaur
-------------------------------------------------
45           Khargone
-------------------------------------------------
46           Khandwa
-------------------------------------------------
47           Sagar
-------------------------------------------------
48           Dhar
-------------------------------------------------
49           Chhindwara
-------------------------------------------------
50           Satna                                MP
-------------------------------------------------
51           Shajapur
-------------------------------------------------
52           Chhatarpur
-------------------------------------------------
53           Vidisha
-------------------------------------------------
54           Jagdalpur
-------------------------------------------------
55           Rewa
-------------------------------------------------
56           Raigarh
-------------------------------------------------
57           Balaghat
-------------------------------------------------
58           Narsinghpur
-------------------------------------------------
59           Rajgarh
-------------------------------------------------
60           Shahdol
-------------------------------------------------
61           Ambikaopur
-------------------------------------------------
62           Raisen
-------------------------------------------------
63           Seoni
-------------------------------------------------
64           Damoh
-------------------------------------------------

--------------------------------------------------------------------------------
S.N.         YEAR-4                               CIRCLE
--------------------------------------------------------------------------------
65           Mandla
-------------------------------------------------
66           Sidhi
-------------------------------------------------
67           Panna
--------------------------------------------------------------------------------
68           Bhubhaneshwar
-------------------------------------------------
69           Sambalpur
-------------------------------------------------
70           Rourkela
-------------------------------------------------
71           Dhenkanala                           ORISSA
-------------------------------------------------
72           Koraput
-------------------------------------------------
73           Bolangir
-------------------------------------------------
74           Bhawanipatna
-------------------------------------------------
75           Phulbani
--------------------------------------------------------------------------------
76           Hosiarpur
-------------------------------------------------
77           Sangrur
------------------------------------------------- PUNJAB
78           Ropar
-------------------------------------------------
79           Pathankit
--------------------------------------------------------------------------------
80           Jodhpur
-------------------------------------------------
81           Alwar
-------------------------------------------------
82           Kota
-------------------------------------------------
83           Pall
-------------------------------------------------
84           Bikaner
-------------------------------------------------
85           Sikar
-------------------------------------------------
86           Bhikwara
-------------------------------------------------
87           Nagapiur
-------------------------------------------------
88           Shunshunu                            RAJASHTHAN
-------------------------------------------------
89           Barmer
-------------------------------------------------
90           Churu
-------------------------------------------------
91           Banswara
-------------------------------------------------
92           Chittorgarh
-------------------------------------------------
93           Sawaimadhopur
-------------------------------------------------
94           Sirohi
-------------------------------------------------
95           Tonk
-------------------------------------------------
96           Bundi
-------------------------------------------------
97           Jhalawar
-------------------------------------------------
98           Jaisalmer
--------------------------------------------------------------------------------
99           Tuticorin
------------------------------------------------- TN
100          Karaikudi
--------------------------------------------------------------------------------
101          Jalpaiguri
------------------------------------------------- WB
102          Puruliya
--------------------------------------------------------------------------------
103          Ranchi
-------------------------------------------------
104          Jamshedpur
-------------------------------------------------
105          Muzaffarpur
-------------------------------------------------
106          Darbhaga                             BIHAR
-------------------------------------------------
107          Gaya
-------------------------------------------------
108          Hazaribagh
-------------------------------------------------
109          Motihari
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
S.N.         YEAR-4                               CIRCLE
--------------------------------------------------------------------------------
110          Dhhapra
-------------------------------------------------
111          Katihar
-------------------------------------------------
112          Bhagalpur
-------------------------------------------------
113          Saharsa
-------------------------------------------------
114          Sasaram
-------------------------------------------------
115          Deoghar
-------------------------------------------------
116          Munger
-------------------------------------------------
117          Daltongunj
--------------------------------------------------------------------------------
118          Deoria
-------------------------------------------------
119          Etawah
-------------------------------------------------
120          Barabanki
-------------------------------------------------
121          Etah
-------------------------------------------------
122          Gonda
-------------------------------------------------
123          Jaunpur
-------------------------------------------------
124          Basti
-------------------------------------------------
125          Mainouri                             UP
-------------------------------------------------
126          Ghazipur
-------------------------------------------------
127          Orai
-------------------------------------------------
128          Pratapgarh
-------------------------------------------------
129          Badaun
-------------------------------------------------
130          Haldwani
-------------------------------------------------
131          Pilibhit
-------------------------------------------------
132          Hamirpur
--------------------------------------------------------------------------------

6TH YEAR COVERAGE

-------------------------------------------------------------------------------
S.N.            YEAR-6                            CIRCLE
-------------------------------------------------------------------------------
1               Tirupati
-------------------------------------------------
2               Khammam
-------------------------------------------------
3               Warangal                          AP
-------------------------------------------------
4               Karimnagar
-------------------------------------------------
5               Cuddapah
-------------------------------------------------------------------------------
6               Bellary
-------------------------------------------------
7               Merchara                          KARNATAKA
-------------------------------------------------
8               Bidar
-------------------------------------------------------------------------------
9               Jalgaon                           MAHARASHTRA
-------------------------------------------------------------------------------
10              Bharatpur                         RAJASTHAN
-------------------------------------------------------------------------------
11              Ooty                              TN
-------------------------------------------------------------------------------
12              Niantal
-------------------------------------------------
13              Aligarh
-------------------------------------------------
14              Gorakhpur
-------------------------------------------------
15              Jhansi
-------------------------------------------------
16              Azambarh
-------------------------------------------------
17              Faizabad
-------------------------------------------------
18              Bijnore
-------------------------------------------------
19              Mirzapur                          UP
-------------------------------------------------
20              Raukhabad
-------------------------------------------------
21              Banda
-------------------------------------------------
22              Sultanpur
-------------------------------------------------
23              Lakhimpur
-------------------------------------------------
24              Raebareli
-------------------------------------------------
25              Ballia
-------------------------------------------------
26              Baharaich
-------------------------------------------------------------------------------
27              Behrampur
------------------------------------------------
28              Krishnangar
------------------------------------------------
29              Bankura                           WB
------------------------------------------------
30              Raiganj
------------------------------------------------
31              Suri
-------------------------------------------------------------------------------

7TH YEAR COVERAGE

--------------------------------------------------------------------------------
S.N.            YEAR-7                            CIRCLE
--------------------------------------------------------------------------------
1               port blair                        AN
--------------------------------------------------------------------------------
2               dibrugarh
-------------------------------------------------
3               silchar
-------------------------------------------------
4               jorhat                            ASSAM
-------------------------------------------------
5               nagaon
-------------------------------------------------
6               kokrajhar
-------------------------------------------------
7               tezpur
--------------------------------------------------------------------------------
8               solan
-------------------------------------------------
9               kangra
-------------------------------------------------
10              hamirpur                          HP
-------------------------------------------------
11              mandi
-------------------------------------------------
12              kullu
--------------------------------------------------------------------------------
13              jammu
-------------------------------------------------
14              srinagar
-------------------------------------------------
15              udhampur                          J & K
-------------------------------------------------
16              rajouri
-------------------------------------------------
17              leh
--------------------------------------------------------------------------------
18              kavaratti                         KERALA
--------------------------------------------------------------------------------
19              shillong
-------------------------------------------------
20              imphal
-------------------------------------------------
21              aizwal                            NORTH-EAST
-------------------------------------------------
22              zero
-------------------------------------------------
23              agartala
-------------------------------------------------
24              kohima
--------------------------------------------------------------------------------
25              chamoli
-------------------------------------------------
26              almora                            UP
-------------------------------------------------
27              uttarkashi
--------------------------------------------------------------------------------
28              silliguri
-------------------------------------------------
29              koochbehar                        WB
-------------------------------------------------
30              malda
-------------------------------------------------
31              gangtok
--------------------------------------------------------------------------------